As filed with the Securities and Exchange Commission on April 29, 2005

                       1933 Act Registration No 333-95817
                       1940 Act Registration No 811-09749

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 6

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                                 Amendment No. 8

                         LIFETIME ACHIEVEMENT FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

             15858 West Dodge Road, Suite 310, Omaha, Nebraska 68118
                    (Address of Principal Executive Offices)
                  Registrant's Telephone Number: (402) 330-1166

                          Roland R. Manarin, President
                         Lifetime Achievement Fund, Inc
                              15858 West Dodge Road
                              Omaha, Nebraska 68154
                              (Name and Address of
                               Agent for Service)

                                   Copies to:
                               John C. Miles, Esq.
                            Cline, Williams, Wright,
                           Johnson & Oldfather, L.L.P.
                             1900 U.S. Bank Building
                              233 South 13th Street
                                Lincoln, NE 68508
                            Telephone: (402) 474-6900

It is proposed that this filing will become effective (check appropriate box)

        [X]     immediately upon filing pursuant to paragraph (b)

        [ ]     on ____________________ pursuant to paragraph (b)

        [ ]     60 days after filing pursuant to paragraph (a)(1)

        [ ]     on (date) pursuant to paragraph (a)(1)

        [ ]     75 days after filing pursuant to paragraph (a)(2)

        [ ]     on (date) pursuant to paragraph (a)(2) of rule 485.

                         Lifetime Achievement Fund, Inc
                       Contents of Registration Statement

This registration statement consists of the following papers and documents.

Cover Sheet
Contents of Registration Statement
Part A - Prospectus
Part B - Statement of Additional Information
Part C - Other Information
Signature Page
Exhibits

                         LIFETIME ACHIEVEMENT FUND, INC.
                        15858 West Dodge Road, Suite 310
                              Omaha, Nebraska 68118
                                 (402) 330-1166
                                 (800) 397-1167

                         www.lifetimeachievementfund.com



This Prospectus relates to shares of Lifetime Achievement Fund, Inc. (the "Fund"), a non-diversified, open-end mutual fund which seeks long-term capital appreciation and growth of investment primarily by investing in shares of other open-end and closed-end mutual funds (a "Fund of Funds"). No assurance can be given that the Fund will achieve this investment objective.

This Prospectus sets forth concisely the information about the Fund that you, as a prospective investor, should know before investing in the Fund. It should be read and retained for future reference.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus is not an offer to sell and is not a solicitation of an offer to buy the shares of the Fund in any state where the offer or sale is not permitted.



                     This Prospectus is dated April 29, 2005

                                TABLE OF CONTENTS

TOPIC                                                                       PAGE

THE FUND.......................................................................1

         THE FUND'S INVESTMENT OBJECTIVE.......................................1

         THE FUND'S INVESTMENT STRATEGIES......................................1

         THE PRINCIPAL RISKS OF INVESTING IN THE FUND.........................4

         RISK/RETURN BAR CHART AND TABLE.......................................7

         FEES AND EXPENSES OF THE FUND (FEE TABLE).............................9

         OTHER INVESTMENT STRATEGIES AND RISKS................................10

MANAGEMENT OF THE FUND........................................................11

         THE ADVISER..........................................................11

         THE PORTFOLIO MANAGER................................................12


         FUND ORGANIZATION....................................................13


INVESTING IN THE FUND.........................................................13

         THE DISTRIBUTOR......................................................13


         PRICING OF SHARES....................................................14


         HOW SHARES MAY BE PURCHASED..........................................14


         HOW SHARES MAY BE REDEEMED...........................................19

         FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES....................22

         DIVIDEND AND OTHER DISTRIBUTIONS.....................................23

         TAXATION OF THE FUND.................................................23


         SHAREHOLDER COMMUNICATIONS...........................................24


         DISTRIBUTION ARRANGEMENTS............................................25

FINANCIAL HIGHLIGHTS..........................................................26

OTHER INFORMATION.............................................................28

         STATEMENT OF ADDITIONAL INFORMATION..................................28

         FOR FURTHER INFORMATION..............................................28

         This Prospectus is designed to help you make an informed decision about whether investing in the Fund is appropriate for you. To make this Prospectus easy for you to read and understand, we have divided it into five sections: "The Fund", "Management of the Fund", "Investing in the Fund," "Financial Highlights" and "Other Information."

         The first section, "The Fund", tells you three important things about the Fund that you need to know before deciding to invest in the Fund. Those three things are: (1) the Fund's investment objective; (2) the Fund's principal investment strategies; and (3) the principal risks of investing in the Fund.

         The next two sections of this Prospectus, "Management of the Fund" and "Investing in the Fund," provide you with information about the businesses and people who manage the Fund, the services and privileges available to you, how the Fund's shares are priced, and how to buy and sell the Fund's shares.


         The next section "Financial Highlights" provides you condensed financial information from the Fund's audited financial statements for the last four years and from the inception of the Fund.


         The last section, "Other Information," provides information about how to obtain the Fund's Statement of Additional Information and how to obtain information from the Securities and Exchange Commission.

                                    THE FUND

                         THE FUND'S INVESTMENT OBJECTIVE

         The Fund's investment objective is long-term capital appreciation and growth of investment. This objective may not be changed without shareholder approval.

                        THE FUND'S INVESTMENT STRATEGIES

         A "Fund of Funds"

         The Fund seeks to achieve its objective by investing primarily in common shares of other open-end and closed-end investment companies ("Other Funds"). The Fund will not invest in senior securities of closed-end Other Funds. The Other Funds that the Fund is most likely to invest in will have as their investment objective long-term capital appreciation through investing primarily in the common stock of U.S. and foreign companies.

         The Fund may purchase shares of Other Funds whether or not they impose a front-end sales commission ("sales load"). However, the Fund does not acquire the shares of any Other Fund having a sales load unless the Other Fund has a policy allowing for the purchase of shares without a sales load due to the volume of shares purchased (e.g., a cumulative quantity discount or letter of intent program) and the Fund's purchase qualifies under the policy. Some Other Funds may impose a contingent deferred sales load in the event shares are redeemed within a certain period of time, usually 12 months from the date of purchase. The Fund does not anticipate incurring such charges, nor does the Fund anticipate buying class "B" shares of Other Funds.

         The Fund may also invest in individual fixed income bonds issued by the U.S. Government, its agencies or instrumentalities with maturities in excess of 10 years ("U.S. Government Securities") and Other Funds that invest principally in U.S. Government Securities, whenever the Fund's investment adviser, Manarin Investment Counsel, Ltd. (the "Adviser"), believes that U.S. Government Securities and Other Funds investing in U.S. Government Securities offer a potential for capital appreciation, such as during periods of declining interest rates.

         The Fund is "non-diversified", which means that the Fund may invest in fewer securities at any one time than a diversified fund. The Fund may invest up to 10% of its total assets in any one Other Fund. The Fund and its affiliates may not hold more than 3% of an Other Fund's outstanding voting stock.

         The Fund cannot purchase shares of Other Funds that are not registered with the Securities and Exchange Commission ("SEC"). The Fund only invests in Other Funds that are represented to be regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code").

         The Adviser selects Other Funds in which to invest based, in part, upon an analysis of their past performance and their investment objectives, policies, principal risks, and the investment strategies of their advisers. In selecting open-end Other Funds in which to invest, the Adviser considers, among other factors, the Other Fund's size, administrative and other costs, shareholder services and the reputation and stability of its investment adviser. In selecting closed-end Other Funds in which to invest, the Adviser also considers the Other Fund's historical market discount, portfolio characteristics, repurchase, tender offer and dividend reinvestment terms, and provisions for converting to an open-end fund. The Fund may invest in the securities of a closed-end Other Fund that is then either trading at a discount or at a premium to its net asset value.

         The Other Funds in which the Fund invests may include new funds or funds with limited operating histories. Other Funds may, but need not, have the same investment objective, policies and limitations as the Fund.



Investment in Listed Common Stock

         In addition to investing in other mutual funds, the Fund may invest a portion of its assets directly in exchange or NASDAQ listed common stocks. Such individual common stocks purchased by the Fund will represent not more than 30% of the Fund's total portfolio.

         Temporary Investments

         For liquidity purposes, the Fund may temporarily hold up to 10% of its assets in cash, money market mutual funds or money market instruments, including repurchase agreements. A repurchase agreement involves a transaction in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities.

         Borrowing

         The Fund is authorized to borrow in an amount up to 30% of its assets on a temporary basis in order to increase liquidity to meet potential redemptions and to take advantage of leverage to buy additional securities when the Adviser believes it is desirable and does not want to sell other positions to meet liquidity needs or take advantage of the leverage opportunity. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid and fees. Of course, if the value of the securities declines, the Fund would face decreased returns as a result of the decline in the value of the securities and the costs of the borrowing.

         Securities Lending

         The Fund will engage in securities lending transactions subject to its fundamental investment restriction that it may not engage in transactions involving aggregate loans of securities whose value is in excess of 5% of the Fund's total assets as of the date of any transaction. In a securities lending transaction, the Fund loans its securities through its custodian to broker/dealers and other borrowers in exchange for collateral and a reasonable interest rate or other consideration. The Fund will require that the collateral have a value of 102% of the daily marked-to-market value of the securities loaned. Securities lending arrangements are terminable at any time by the Fund and are subject to various security arrangements on the securities loaned. Cash collateral received from securities lending transactions may be invested by the Fund according to its general investment policies and restrictions. Securities lending transactions involve certain risks, including the risk of the investment of the collateral received and the insolvency of borrowers, however, over-collateralization and indemnities received from agents involved in the transactions minimize such risks.

                  THE PRINCIPAL RISKS OF INVESTING IN THE FUND

         Risks of Investing Generally

         You could lose money by investing in the Fund. You should consider your personal investment goals, time horizon, and tolerance of risk before investing in the Fund. An investment in the Fund may not be appropriate for all investors.

         Risks of Investment in Other Investment Companies

         Any investment in an open-end or closed-end mutual fund involves investment risk. Although the Fund invests in a number of Other Funds, this practice cannot eliminate investment risk. Investment decisions by the investment advisers of the Other Funds are made independently of the Fund and the Adviser. For instance, one Other Fund may be purchasing securities of the same issuer whose securities are being sold by Other Funds. The result would be an indirect cost to the Fund while potentially leaving the value of the Fund's portfolio unchanged. Additionally, an Other Fund may impose a contingent deferred sales load on sales of shares of that Other Fund that are not held by the Fund for a specified period of time. Although the Fund intends to avoid contingent deferred sales charges whenever possible, such charges may be incurred.

         Some Other Funds acquired by the Fund will intentionally assume more investment risk than Other Funds. The risks associated with investments in Other Funds are further described in the Fund's Statement of Additional Information.

         Risks of Investment in Closed-End Funds

         Shares of closed-end funds generally trade at either a premium or a discount to their actual net asset value ("NAV"). Accordingly, the Fund could pay more to purchase such shares, or receive less in a sale of such shares, than the actual NAV of the shares. Additionally, shares of closed-end funds are typically offered to the public in an initial public offering which includes an underwriting spread or commission and are typically listed for trading on an exchange or on NASDAQ where they can be bought and sold by investors. When the Fund purchases closed-end funds, it will do so in the secondary market and incur certain brokerage costs.

         Risks of Investment in Listed Common Stocks

         The risks that are associated with investing in listed common stocks include the financial risk of purchasing individual companies that perform poorly, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and foreign economies may go through periods of decline and cycles of change. Many factors affect an individual company's performance, such as the strength of its management or the demand for its services or products. You should be aware that the value of a company's share price may decline as a result of poor decisions made by management or lower demand for the company's services or products. In addition, a company's share price may also decline if its earnings or revenues fall short of expectations. There are also risks associated with the stock market overall. Over time, stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund's investments may increase or decrease more than the stock market in general.

         Risks of Non-Diversification

         As previously mentioned, the Fund's portfolio is non-diversified. This means that the Fund can take larger positions in a smaller number of securities than a diversified portfolio could take. Non-diversification increases the risk that the value of the Fund could go down because a single investment performs poorly.

         Risks of Foreign Investments

         As previously mentioned, the Fund may through investments in Other Funds, invest in foreign companies. Such investments carry a number of economic, financial and political considerations that are not associated with the U.S. markets and that could unfavorably affect the Fund's performance. Among those risks are the following: greater price volatility; weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences and settlement delays.

         Risk of Borrowing or Leveraging

         The Fund's ability to borrow up to 30% of the market value of its total assets, less liabilities other than such borrowings, subjects the Fund to the risk that if the Fund borrows, the cost of borrowing money to leverage will exceed the returns for the securities purchased or the value of the securities purchased will actually go down. In the event that the value of the securities purchased goes down, the Fund could be forced to sell the securities for a loss and or deposit additional securities or cash as collateral for the loan in order to hold the securities purchased. In either case, the ultimate return (loss) on the securities purchased could be much less (more) than the return (loss) had the Fund not borrowed. Consequently, borrowing by the Fund could make the Fund's net asset value more volatile than if it does not borrow.

         Turnover Rate


         The Fund's portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. A high portfolio turnover rate (100% or more), whether incurred by the Fund or an Other Fund, involves correspondingly greater transaction costs, which will be borne directly by the Fund or the Other Fund, and increases the potential for short-term capital gains and taxes. The Fund's turnover rate for calendar year 2004 was 1.6%.


         Additional Costs

         Investing in the Fund involves certain additional expenses and certain tax consequences that would not be present with direct investments in the Other Funds. You should recognize that you may invest directly in the Other Funds and that, by investing in the Other Funds indirectly through the Fund, you will bear not only your proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the Other Funds.






                     [This space intentionally left blank.]

                         RISK/RETURN BAR CHART AND TABLE

         The following Bar Chart provides information that gives some indication of the risks of investing in the Fund by showing changes in the Fund's performance for the last calendar year and for the calendar years from the date of inception compared to broad measures of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



LIFETIME ACHIEVEMENT FUND

       ANNUAL TOTAL RETURNS AS OF DECEMBER 31 OF EACH YEAR (BEFORE TAXES)

GRAPH OBMITTED

                       2001          2002          2003
                       ----          ----          ----

                      -19.22%       -8.85%        34.51%


                Best Quarter         2Q '03            21.33%
                Worst Quarter        3Q '01           -19.35%

         Sales loads are not reflected in the above bar chart. If loads were reflected, returns would be less than those shown. Past performance does not guarantee future results.




                     [This space intentionally left blank.]

         AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                            One      Three  Since Inception
                                            Year     Years   (July 5, 2000)
                                          ---------------------------------

Return Before Taxes                         6.55%    9.32%      -2.70%
Return After Taxes on Distributions         6.61%    9.33%      -3.00%
Return After Taxes on Distributions and     4.29%    8.03%      -2.48%
Sale of Fund Shares
MSCI World Index (a) (e)                   14.72%    6.95%      -2.35%
MSCI U.S. Index (b) (e)                    10.14%    2.84%      -3.78%
S&P 500 (R) Index (c) (e)                  10.88%    3.60%      -2.46%
NASDAQ Composite Index (d) (e)              9.15%    4.20%     -12.15%

Sales loads are reflected in the table above. After-tax returns are calculated using the historical highest individual federal marginal income tax and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


(a) The Morgan Stanley Capital International (MSCI) World Index is a free float- adjusted market capitalization index that is designed to measure global developed market equity performance. As of December 2003, the MSCI World Index consisted of the following 23 developed market country indices:
     Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
(b) The MSCI U.S. Index is designed to measure equity performance in the United States.
(c) Standard and Poor's 500(R) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
(d) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & SmallCap stocks.
(e)  Reflects no deductions for fees, expenses and taxes.




                     [This space intentionally left blank.]

                    FEES AND EXPENSES OF THE FUND (FEE TABLE)

         This Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                     SHAREHOLDER FEES                            Percent of Net
         (Fees paid directly from your investment)                 Asset Value
------------------------------------------------------------    ----------------
Maximum Sales Charge (Load) Imposed on
         Purchases (as a percentage of the offering price)          2.50% (a)
Maximum Sales Charge (Load) Imposed on Reinvested
         Dividends                                                  None
Redemption Fee (as a percentage of amount redeemed)                 None (b)
Exchange Fee                                                        None
Maximum Account Fee                                                 None

            ANNUAL FUND OPERATING EXPENSES
        (expenses that are deducted from Fund assets)
Management Fees                                                     0.75%
Distribution and Shareholder Service
         (12b-1) Fees 0.25% Other Expenses(c):

         Interest Expense and Cost of Borrowing                     0.13%
         Other                                                      0.46%
                                                                ----------
Total Annual Fund Operating Expenses                                1.59% (d)
         Less Waiver/Reimbursement                                  0.00%
                                                                ----------
Net Annual Fund Operating Expenses                                  1.59% (e)
                                                                ==========

---------------------------------------
Footnotes to Fee Table

         (a) The Fund is permitted to charge a sales load in excess of 1.50% pursuant to an order of the SEC dated June 7, 2000, issued under Section 12(d)(1)(J) of the Investment Company Act of 1940, as amended (the "1940 Act") exempting the Fund from the sales load limitation in Section 12(d)(1)(F)(ii) of the 1940 Act. The sales load has breakpoints for purchases of $250,000 or more of 1.50%, for purchases of $500,000 or more at 1.00% and for purchases over $1 million at no load.

         (b)There is a $15 fee for redemptions sent by overnight delivery. Each fee is deducted from redemption proceeds.


         (c) "Other Expenses" are based on actual amounts for the last fiscal year. Through December 31, 2005, the Adviser has agreed to waive its fees or reimburse the Fund to the extent that "Other Expenses" exceed 0.50% of the Fund's net asset value, excluding interest expense and cost of Fund borrowings.


         (d) The Fund assumes indirectly a proportionate share of the fees and expenses of the Other Funds in which the Fund invests. The Fund anticipates that the range of Other Funds' expenses will be 1-2% of the annual average total assets of these Other Funds.


         (e) The ratio of annual operating expenses to average net assets, with expense reimbursement and excluding interest expense and costs of Fund borrowings, was 1.46% for the year ended December 31, 2004.

                                   Fee Example

         This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

         This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                 After 1 year   -  $  408
                                 After 3 years  -  $  739
                                 After 5 years  -  $1,094
                                 After 10 years -  $2,092



                      OTHER INVESTMENT STRATEGIES AND RISKS

         Investment in Foreign Common Stocks

         Although not a principal strategy, the Fund may directly invest in the common stock of foreign companies in addition to investing indirectly in such securities through an Other Fund. Direct investments in foreign companies by the Fund carry the same risks as those discussed earlier with regard to investing in Other Funds that invest in foreign securities.

         Borrowing

         For temporary or emergency purposes, the Fund may borrow up to 30% of the market value of its total assets, less liabilities, other than such borrowings, from qualified banks. Borrowing may exaggerate the effect on the Fund's share value of any increase or decrease in the value of the securities it holds. Money borrowed will also be subject to interest costs.

         Temporary Defensive Positions

         The Fund may occasionally take a temporary defensive position and invest without limit in U.S. Government Securities, investment-grade debt securities, cash and cash equivalents, such as commercial paper, short-term notes and other money market securities, if the Adviser deems such positions necessary. When the Fund assumes such a defensive position, it is inconsistent with the Fund's principal investment strategies and it may not achieve its investment objective.

         Options on Listed Securities

         Although not a principal strategy of the Fund, the Fund may, as part of its strategy of investing in the common stock of exchange or NASDAQ listed companies, or through its investment in an Other Fund, write (e.g. sell) or purchase (e.g., buy) options on such common stock. Options are either "call" or "put" options. When a fund writes a call option, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (generally nine months or less in the case of common stock) at a fixed price. If the purchaser exercises its call option, the fund writing the call option loses any gain from an increase in the market price over the exercise price. The Fund itself will write call options only if the Fund owns the optioned securities (i.e., "covered calls"). When the Fund purchases a call, it pays a premium in return for the right to purchase the underlying security at the exercise price at anytime during the option period. The writing of put options involves the seller's obligation to purchase the underlying securities at the exercise price during the option period. The purchasing of put options involves the purchaser's right to sell the underlying securities at the exercise price during the option period. There can be no assurance that the Adviser will accurately predict market conditions such that option positions will be profitable for the Fund.

         More information on option transactions is contained in the Fund's Statement of Additional Information.


Selective Disclosure Of Portfolio Holdings

         The Fund has adopted policies that address the disclosure of the Fund's periodic disclosure of its portfolio holdings. When disclosed, the portfolio holdings will be posted on the Fund's website. A description of these policies is available in the Statement of Additional Information.


                             MANAGEMENT OF THE FUND

                                   THE ADVISER


         The Adviser, Manarin Investment Counsel, Ltd., 15858, Suite 310, West Dodge Road, Omaha, Nebraska 68118, was incorporated under the laws of the State of Nebraska in 1983 and is controlled by Roland R. Manarin, who also serves as the Fund's portfolio manager. As of March 31, 2005, the Adviser had $290,513,619 under management. This includes $76,011,194 in the Fund and $157,595,081 of individual client assets. The Adviser also serves as the investment adviser for two private investment limited partnerships, which, as of March 31, 2005, had a combined value of $56,907,344. The Fund is the Adviser's first and only registered mutual fund.

         The Fund pays the Adviser a monthly fee for its services calculated at the annual rate of 0.75% of the average daily net assets of the Fund. The fees paid to the Adviser are reviewed annually by the Fund's Board of Directors.

         Services provided by the Adviser include, but are not limited to, the provision of a continuous investment program for the Fund and supervision of all matters relating to the operation of the Fund. Among other things, the Adviser is responsible for making investment decisions and placing orders to buy, sell or hold particular securities.

                              THE PORTFOLIO MANAGER


         Mr. Manarin serves as the Fund's portfolio manager on behalf of the Adviser. He has served in that capacity since commencement of the Fund's operations on July 5, 2000. Mr. Manarin has been a registered investment adviser representative since 1983. In addition to managing the assets of numerous individual clients, Mr. Manarin is the portfolio manager of two private investment limited partnerships. Mr. Manarin's history in the securities industry dates to 1976 when he was a registered representative of a large regional brokerage firm. His engagement as portfolio manager of the Fund is his first and only such position with a mutual fund. The Statement of Additional Information provides additional information about Mr. Manarin's compensation, other accounts managed by him and his ownership of shares of the Fund.

         Mr. Manarin is assisted in managing the Fund's portfolio and his other accounts from time to time by Aron Huddleston. Mr. Huddleston became Vice President of the Fund in May of 2004 and has been an associate of the Adviser and a registered representative of the Distributor since 2001. Prior to that time Mr. Huddleston was a student. The Statement of Additional Information provides additional information about Mr. Huddleston's compensation, other accounts managed by him and his ownership of shares of the Fund.


         With respect to purchases of shares of Other Funds which normally impose a front-end sales load at the time of purchase, the Adviser may direct, to the extent possible, substantially all of the orders to Manarin Securities Corporation (the "Distributor"). In such cases, the Other Funds may pay the Distributor a fee ("dealer reallowance") of up to a maximum of 1% of the Other Fund's NAV. The Distributor is not designated as the dealer on any sales where such reallowance exceeds 1% of the Other Fund's NAV. This dealer reallowance is a usual and customary amount of compensation uniformly paid to brokers. It is paid to the Distributor for acting as broker for the Other Funds in acquiring shares of the Other Funds for the Fund. The Distributor's responsibilities as such broker include obtaining the best price and execution, processing the trade, obtaining share certificates (if applicable) and otherwise communicating with the Other Funds' custodians on the transfers of shares. The dealer reallowance is not part of the Fund's purchase price of the Other Fund's shares and will not be a material factor in the Adviser's decision-making as to which Other Funds merit the Fund's investment.

                                FUND ORGANIZATION

         The Fund was organized as a Maryland corporation on September 2, 1999, under the name Manarin Diversified Growth Fund, Inc. The Fund subsequently changed its corporate name to Lifetime Achievement Fund, Inc., by amending its articles of incorporation in Maryland effective October 20, 1999.

         The Fund is authorized to issue one billion shares of common stock with a par value of $.001 per share (aggregate par value of $1,000,000). Shares of common stock of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the shareholder. All shares have equal dividend, liquidation, and noncumulative voting rights.

         The Fund does not hold annual meetings of shareholders unless required by the 1940 Act. There will normally be no meeting of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Under the Fund's Bylaws, a majority vote of shareholders may remove a director.


         In accordance with the 1940 Act, if an Other Fund submits a matter to its shareholders for vote, the Fund will vote the proxies in accordance with the Advisers Proxy Voting Policy a copy of which is included in the Statement of Additional Information.


                              INVESTING IN THE FUND

                                 THE DISTRIBUTOR

         The Distributor, a registered broker-dealer also controlled by Roland
R. Manarin, has been engaged as the distribution agent for the Fund and is responsible for the marketing, promotion and sale of the Fund's shares to the public.

         The shares of the Fund are offered to prospective investors on behalf of the Fund by the Distributor, a NASD member and registered broker-dealer, as well as other registered broker-dealers that may be selected from time to time by the Distributor and the Fund to assist in the promotion and distribution of the Fund's shares. The address of Distributor is 15858 West Dodge Road, Suite 310, Omaha, Nebraska, 68118.


                                PRICING OF SHARES

         The "offering price" of a share of the Fund, is the Fund's NAV, plus a sales charge (also called a "front-end sales load"). The NAV is determined as of the close of regular trading (generally 3:00 p.m. Central Time) on each day that the New York Stock Exchange ("NYSE") is open for business. In the event that the NYSE is closed for recognition of holidays, or otherwise, the NAV will not be calculated on those days. The NAV per share is computed by dividing the value of the Fund's securities plus any cash and other assets (including dividends accrued but not yet collected) minus all liabilities (including accrued expenses) by the total number of the Fund's shares outstanding. After you purchase shares, the value of your shares will equal the NAV per share times the number of shares you own.

         The assets of the Fund consist primarily of shares of Other Funds. The Fund values Other Funds at their current reported NAV. Individual securities in the Fund's portfolio that are listed on an exchange are valued at their last sale price on that exchange on the date when Fund assets are valued. Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP"). Where an individual security is listed on more than one exchange, the Fund will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. If there are no sales in a day, the security is valued at the last current closing bid price. When market quotations are not readily available, the security is valued at its fair value as determined in good faith by the Board of Directors of the Fund. Registered money market funds generally use the amortized cost or penny-rounding methods to value their securities at $1.00 per share. Shares of closed-end funds that are listed on U.S. exchanges are valued at the last sales price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Shares of closed-end funds listed on NASDAQ Stock Market are normally valued at the NOCP; other shares traded in the OTC market are valued at the last bid price available prior to valuation. Securities having 60 days or less remaining to maturity are valued at their amortized cost. Any investments denominated in foreign currency are valued daily in U.S. dollars on the basis of the then-prevailing exchange rate.

                           HOW SHARES MAY BE PURCHASED

         Application forms for the purchase of shares of the Fund can be obtained by contacting the shareholder services department ("Shareholder
Services") at 1-888-339-4230, or by mail at:   Lifetime Achievement Fund, Inc.
                                               P.O. Box 1136 Milwaukee, WI
                                               53201-1136

By overnight courier at:  Lifetime Achievement Fund, Inc.
                          803 West Michigan Street
                          Suite A
                          Milwaukee, WI  53233-2301


         The minimum initial investment in the Fund is $10,000, and the minimum for additional investments is $500. The minimum initial investment for Qualified Retirement Plans (IRA, IRA Rollover, ROTH) is $4,000, however, no minimum initial investment is required for Employer Sponsored Retirement Plans (401(k) plans).Exceptions to these minimums can be granted for investments made pursuant to special plans or if approved by the Distributor. All orders are executed at the NAV next computed after receipt of the transaction request in good order by Shareholder Services. The Fund and the Distributor reserve the right to reject any purchase order.


         When you initially purchase shares of the Fund, an account is automatically established for you. Any shares of the Fund that you subsequently purchase or that you receive as a distribution are credited directly to your account. No share certificates are issued.


To Open an Account:

    o Complete and sign the account application or IRA application. If the application is not completed properly, your purchase may be delayed or rejected.
    o Make your check payable to "Lifetime Achievement Fund." The Fund does not accept cash, money orders, third party checks, travelers checks, credit card checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk.
    o For IRA accounts, please specify the year for which the contribution is made.

Mail your application and check to:
         Lifetime Achievement Fund
         P.O. Box 1136
         Milwaukee, WI  53201-1136

By overnight courier, send to:
         Lifetime Achievement Fund
         803 West Michigan Street
         Suite A
         Milwaukee, WI  53233-2301

By telephone:
         You may not make your initial purchase by telephone.

By wire:

    o To purchase shares by wire, the Fund must have received a completed application and issued an account number to you. Call 1-888-339-4230 for instructions prior to wiring funds.

o                 Send your investment with these wire instructions:
                  UMB Bank, n.a.
                  ABA#101000695
                  For credit to the
                  Lifetime Achievement Fund
                  A/C#987-106-2953
                  For further credit to
                  (shareholder account number)
                  (name or account registration)
                  (social security or tax identification number)


To Add to an Account:

By mail:
    o Complete the investment slip that is included in your account statement and write your account number on your check.
    o If you no longer have your investment slip, please reference your name, account number and address on your check.
    o   Make your check payable to the "Lifetime Achievement Fund."

Mail the slip and check to:
         Lifetime Achievement Fund, Inc.
         P.O. Box 1136
         Milwaukee, WI  53201-1136

By overnight courier, send to:
         Lifetime Achievement Fund, Inc.
         803 West Michigan Street
         Suite A
         Milwaukee, WI  53233-2301

By telephone:
    o You automatically have the privilege to purchase additional shares by telephone unless you have declined this service on your account application. You may call 1-888-339-4230 to purchase shares in an existing account.

    o Investments made by electronic funds transfer must be in amounts of at least $500 and not greater than $50,000.



By wire:
         Send your investment to the Fund by following the wire instructions provided above.

         If your purchase request is received by UMB Fund Services, Inc., the Fund's transfer agent (the "Transfer Agent") or other authorized agents before the close of trading on the NYSE (generally 3:00 p.m. Central Time) on a day when the Fund is open for business, your request will be executed at that day's NAV, provided your application is in good order. If your request is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Shares purchased by wire will receive the NAV next calculated after the Transfer Agent receives your wired funds and all required information is provided in the wire instructions. The Fund reserves the right to modify the terms and conditions of purchase transactions at any time, without prior notice.

Customer Identification Program

         Federal regulations require the Fund to obtain your name, date of birth (for a natural person), residential address or principal place of business (as the case may be), and mailing address, if different, as well as your Taxpayer Identification Number at the time you open an account. Additional information may be required in certain circumstances. Applications without such information may not be accepted. To the extent permitted by applicable law, the Fund reserves the right to place limits on transactions in your account until your identity is verified.

Additional Purchase Information:

    o If your check or purchase through the Automatic Clearing House ("ACH") does not clear for any reason, your purchase will be cancelled. You will be responsible for any resulting losses or expenses (including a $20 fee) incurred by the Fund or the Transfer Agent. The Fund may redeem shares in your account as reimbursement for such losses.
    o You must provide the Fund with a Social Security Number or Taxpayer Identification Number and certify that the number is correct, as well as certify that you are not subject to back-up withholding before your account can be established. If you do not provide these certifications on your account application, the Fund will be required to withhold and remit to the IRS a percentage of dividends, capital gain distributions and redemptions as set forth in applicable IRS Rules and Regulations.
    o The Fund will not accept your application if you are investing for another person as attorney-in-fact. The Fund will not accept applications that list "Power of Attorney" or "POA" in the registration section.
    o Once you place your order, you may not cancel or revoke it. The Fund may reject a purchase order for any reason.

         Automatic Investment Plan (AIP)

         You may purchase Fund shares through an AIP. Under such a plan, your bank account will automatically be debited monthly or quarterly in an amount equal to at least the minimum for additional investments in the Fund (subject to the minimum initial investment for the Fund), as specified by you. The purchase of Fund shares will be effected at their NAV plus the applicable sales charge at the close of regular trading on the NYSE on the 1st or 15th of the month. If these dates fall on a weekend or holiday, purchases will be made on the next business day. You may elect to participate in an AIP when filling out the initial application or may elect to participate later by completing the appropriate form that is available from Shareholders Services by calling 1-888-339-4230. Your AIP will be terminated in the event two successive mailings we make to you are returned to us by the U.S. Post Office as undeliverable. If this occurs, you must call or write us to reinstate your AIP. Any changes to your banking information upon the AIP's reinstatement will require a Medallion signature guarantee.

Qualified Retirement Plans

         An investment in Fund shares may be appropriate for individual retirement accounts (including "Roth IRAs"), tax-deferred annuity plans under section 403(b) of the Code, self-employed individual retirement plans (commonly referred to as "Keogh plans"), simplified employee pension plans and other qualified retirement plans (including section 401(k) plans). Capital gain distributions and dividends received on Fund shares held by any of these accounts or plans are automatically reinvested in additional Fund shares, and taxation thereof is deferred until distributed by the account or plan. If you are considering establishing such an account or plan, you may wish to consult your attorney or other tax adviser. The option of investing in these accounts or plans through regular payroll deductions may be arranged with the Distributor and your employer. Please call Shareholder Services at 1-888-339-4230 for further details.

Other Purchase Options


         Other purchase options, including Letters of Intent, Reinstatement Privileges, Rights of Accumulation are available and discussed in detail in the Statement of Additional Information.



                           HOW SHARES MAY BE REDEEMED

         When you purchase your shares directly from the Fund, you may redeem shares by the methods described below. You may also use any of these methods if you purchase your shares through another financial services agent and you appear on the Fund's records as the registered holder. These redemption instructions do not apply to Fund shares held in an omnibus account. You may redeem your shares on any day the Fund is open for business by following the instructions below. You may elect to have redemption proceeds sent to you by check, wire or electronic funds transfer. The Fund normally pays redemption proceeds within two business days, but may take up to seven days.

By Mail:

    o Send a letter of instruction that includes your account number, the dollar value or number of shares you want to redeem and how and where to send the proceeds.
    o Sign the request exactly as the shares are registered. All account owners must sign the request.
    o   Include a signature guarantee, if necessary.
    o   Send your request to:

         By regular Mail:                      By Overnight Courier:
         Lifetime Achievement Fund, Inc.       Lifetime Achievement Fund, Inc.
         P.O. Box 1136                         803 West Michigan Street
         Milwaukee, WI  53201-1136             Suite A
                                               Milwaukee, WI  53233-2301

    o You may request to have your redemption check sent by overnight courier to the address of record. If this is desired, a $15 fee will be deducted from your redemption proceeds.

By Telephone:

    o You automatically have the privilege to redeem shares by telephone unless you have declined this service on your account application.
    o Call 1-888-339-4230 between 7:00 a.m. and 7:00 p.m. Central Time. You may redeem as little as $500 but no more than $25,000.

    o You may have your redemption sent by wire to a previously designated bank account. A wire fee (currently $15) will be deducted from your redemption proceeds. If you wish to change the bank account to which proceeds are to be wired, the change must be effected by completing the appropriate form. Please contact Shareholder Services by calling 1-888-339-4230 for more information.

    o You may request to have your redemption check sent by overnight courier to the address of record. If this is desired, a $15 fee will be deducted from your redemption proceeds.
    o   Telephone redemptions are not available for retirement plans.

         Redemption requests received in good order before the close of the NYSE (generally 3:00 p.m. Central Time) on any day the Fund is open for business will be processed at that day's NAV. "Good order" means that all shares are paid for and that you have included all required documentation along with any required signature guarantees.

         PLEASE NOTE THE FUND MAY REQUIRE ADDITIONAL DOCUMENTS FOR REDEMPTIONS BY CORPORATIONS, EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS OR OTHER FIDUCIARIES. IF YOU HAVE ANY QUESTIONS ABOUT HOW TO REDEEM SHARES, OR TO DETERMINE IF A SIGNATURE GUARANTEE OR OTHER DOCUMENTATION IS REQUIRED, PLEASE CALL 1-888-339-4230.

Additional Redemption Provisions:

    o Once the Fund receives your order to redeem shares, you may not revoke or cancel it. The Fund cannot accept an order to redeem that specifies a particular date, price or other special conditions.

    o If your redemption request exceeds the amount that you currently have in your account, your entire account will be redeemed. Any services you have selected, such as Systematic Withdrawal Plans or AIPs, will be cancelled.

    o The Fund will not pay redemption proceeds until your shares have been paid for in full. If you paid for the shares to be redeemed by check, the Fund may delay sending your redemption for up to 15 days from the date of purchase to ensure the check you used to purchase your shares has cleared. You can avoid this delay by purchasing shares by federal funds wire. Please note this provision is intended to protect the Fund and its shareholders from loss.

    o The Fund reserves the right to suspend the redemption of Fund shares when the securities markets are closed, trading is restricted for any reason, an emergency exists and disposal of securities owned by the Fund is not reasonably practicable, the Fund cannot fairly determine the value of its net assets or the SEC permits the suspension of the right of redemption or the postponement of the date of payment of a redemption.


Redeeming Through Other Institutions

         If you purchase your shares through another financial services agent, you must redeem them in accordance with the instructions governing your account. You should direct questions regarding these types of redemptions to your account representative. Please note that while the Fund does not impose any charges for redemptions, when shares are purchased through another financial services agent, you may be charged a fee for providing services to your account.

Telephone Transactions:

    o In times of drastic market conditions, you may experience difficulty redeeming your shares by telephone. The Fund reserves the right to temporarily discontinue or limit the telephone purchase or redemption privileges at any time during such periods.
    o The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. The Fund uses procedures reasonably designed to confirm that telephone redemption instructions are genuine. These include recording telephone transactions, testing the identity of the caller by asking for account information and sending prompt written confirmations. The Fund may implement other procedures from time to time. If these procedures are followed, the Fund and its service providers will not be liable for any losses due to unauthorized or fraudulent transactions.

Medallion Signature Guarantees

         Medallion signature guarantees must be obtained from a participant in a medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of the National Association of Securities Dealers, Inc. or members of the NYSE. Call your financial institution to see if they are a participant in a medallion program. A medallion signature guarantee may not be sent by facsimile. A MEDALLION SIGNATURE GUARANTEE MAY NOT BE PROVIDED BY A NOTARY PUBLIC.

The Fund will require a medallion signature guarantee of each account owner to redeem shares in the following situations:

    o   To change ownership of your account;
    o To send redemption proceeds to a different address than is currently on the account;
    o   To have the proceeds paid to someone other than the account's owner;
    o To transmit redemption proceeds by federal funds wire or ACH to a bank other than your bank of record;
    o If a change of address request has been received by the Fund within the last 30 days; or
    o   If your redemption request is for $25,000 or more.

Small Accounts


         The Fund account owners share the high cost of maintaining accounts with low balances. To reduce this cost, the Fund reserves the right to redeem your account if your account balance falls below $2000. The Fund will notify you in writing before your account is redeemed and you will have 30 days to increase the amount invested to $2000.


         Systematic Withdrawal Plan (SWP)

         If you make an initial investment of at least $10,000 or otherwise accumulate shares valued at no less that $10,000, you are eligible for a SWP. Under such a plan, you may arrange for fixed withdrawal payments (minimum payment - $500; maximum payment - 1% per month or 3% per quarter of the total NAV of the Fund shares in your account at inception of the SWP at regular monthly or quarterly intervals. If these dates fall on a weekend or a holiday, withdrawals will be made on the next business day. Withdrawal payments are made to you or to beneficiaries designated by you. You are not eligible for a SWP if you are making regular purchase payments pursuant to the AIP. You may elect to participate in the SWP when filling out the initial application or later by completing the appropriate form that is available from Shareholder Services by calling 1-888-339-4230.


                 FREQUENT PURCHASE AND REDEMPTION OF FUND SHARES

         Frequent purchases combined with frequent redemption of Fund shares increase Fund expenses associated with investing and then selling portfolio securities and can reduce investment return for all shareholders. The Fund, as a fund of funds sold with a sales charge does not anticipate that the Fund will be a target of market timers and other investors that engage in these abusive strategies. Nevertheless the Board of Directors has approved the following policy statement. The Fund discourages market timers and other investors that make frequent purchases and redemptions of Fund shares. With and through its Transfer Agent and Distributor, the Fund will monitor purchase and redemption activity. Purchase application of known market timers will be rejected. The Distributor will contact shareholders of accounts that evidence frequent purchase and redemption activity to determine the basis for the activity and may refuse to accept future purchases from these shareholders. It is anticipated that the Fund will also adopt a redemption fee for all shareholder accounts in the next twelve months consistent with new rules adopted by the Securities and Exchange Commission.

                        DIVIDEND AND OTHER DISTRIBUTIONS

         Dividends from the net investment income (including income derived from dividends issued in cash by Other Funds), if any, of the Fund, are distributed to shareholders at least annually. Any net capital gain (the excess of net long-term capital gain over net short-term capital loss) realized from the sale of portfolio securities, including shares of Other Funds, by the Fund, also are distributed at least annually. Unless the Fund receives instructions to the contrary from you before the record date, the Fund will assume you wish to receive both dividends and capital gain distributions in additional Fund shares. Instructions continue in effect until you notify the Fund in writing that a change is desired. All reinvested dividends and capital gain distributions are reinvested in additional Fund shares on the payment date at the Fund's NAV on that day. Account statements evidencing each reinvestment will be mailed to you.

                              TAXATION OF THE FUND

         The Fund intends to qualify for treatment as a RIC under the Code so that it will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions, if any) and net capital gain that it distributes to its shareholders. To the extent, however, that the Fund does not distribute to its shareholders by the end of any calendar year substantially all of its ordinary income for the year and substantially all of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts, a 4% excise tax will be imposed on the Fund.

         Taxation of Other Funds

         The Fund intends to invest only in Other Funds that also intend to qualify for treatment as RICs under the Code. No assurance can be given, however, that an Other Fund will qualify for treatment as a RIC. If an Other Fund fails to qualify as a RIC, it may be subject to federal income tax and may adversely affect the Fund's ability to satisfy the requirements applicable to RICs and thereby its ability to qualify as a RIC.

         Taxation of Shareholders

         Dividends from the Fund's taxable income are taxable to its shareholders, other than tax-exempt entities (including individual retirement accounts and qualified retirement plans) as qualified dividend income or as ordinary income, whether received in cash or reinvested in additional Fund shares, to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gains, when designated as such, are taxable to those shareholders as long-term capital gains, whether received in cash or reinvested in additional Fund shares and regardless of the length of time the shares have been held. Under the Code, the maximum tax rate applicable to a non-corporate taxpayer's net capital gain recognized on the disposition of capital assets held for more than one year is generally 15%.

         If the Fund realizes a gain from the disposition of shares of any Other Fund it held as capital assets for more than one year, or if the Fund receives a distribution from any Other Fund that is designated as a capital gain distribution (regardless of how long the Fund held the shares), the amount of that gain or distribution is included in any capital gain distribution made by the Fund to its shareholders. Any other gain on disposition of shares of an Other Fund and any other distribution received therefrom is included in the Fund's investment company taxable income.

         The Fund will advise you of the tax status of distributions following the end of each calendar year. The Fund is required to withhold 28% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct Taxpayer Identification Number. Withholding also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

         If you redeem Fund shares, a taxable gain or loss (to you) will result depending upon whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares. Capital gains on the redemption of Fund shares held for more than one year will be long-term capital gains, and will be subject to federal income tax at the rate indicated above. If you purchase Fund shares within thirty days after redeeming other Fund shares at a loss, all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

         The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. Moreover, because every person's tax situation is different and unique, you should consult your tax adviser about the tax implications of investing in the Fund.

                           SHAREHOLDER COMMUNICATIONS

         Fund shareholders are kept informed through quarterly account statements, and semi-annual and annual reports. Any inquiries should be directed in writing to the Fund at 15858 West Dodge Road, Suite 310, Omaha, Nebraska 68118. Shareholders may direct general telephone inquiries to the Fund at the numbers listed on the back cover of this Prospectus. Telephone inquiries regarding shareholder account information should be directed to Shareholder Services at 1-888-339-4230.

                            DISTRIBUTION ARRANGEMENTS

         Sales Load

         Under a plan of distribution (the "Plan"), the Fund pays the Distributor a sales charge as shown in the table below. These sales charges are compensation for its distribution activities and are deducted directly from your investment. Sales charges are not imposed on shares purchased with reinvested dividends.

                        Sales Charge as a Percentage of:

       Investment               Offering Price             Net Amount Invested
       ----------               --------------             -------------------

Less than $250,000                    2.50%                     2.56%

$250,000 but less                     1.50%                     1.52%
than $500,000

$500,000 but less                     1.00%                     1.01%
than $1 million

$1 million and over                   0.00%                     0.00%


         The Fund may, from time to time, waive the sales charge on shares of the Fund sold to clients of the Distributor or the Adviser, or certain other dealers in exchange transactions meeting criteria established by the Distributor. This privilege will apply only to shares of the Fund that are purchased using proceeds obtained by such clients by redeeming another mutual fund's shares on which a sales charge was paid and the purchases of Fund shares are made within 60 days of redeeming the other fund's shares. In addition, shares of the Fund are sold without a sales charge to participants of employee benefit plans established under Section 401(k) of the Internal Revenue Code and to certain other persons that are associated with the Adviser, Distributor and dealers as more fully described in the Fund's Statement of Additional Information.


                     [This space intentionally left blank.]

         The sales charge will be re-allowed to certain broker dealers that enter into dealer Agreements with the Fund's Distributor according to the following table.

                   Purchases                              CONCESSION AS
                                                           PERCENTAGE OF
                                                           OFFERING PRICE
                   Less than $250,000                          2.25%
                   $250,000 but less than $500,000             1.35%
                   $500,000 but less than $1,000,000           0.90%
                   $1,000,000 or more                          0.00%


         Rule 12b-1 Fee

         The Plan was adopted by the Fund pursuant to Rule 12b-1 of the 1940 Act which permits the Fund to pay the Distributor a fee not to exceed 0.25% of the average daily net assets of the Fund on an annual basis. This fee is paid to the Distributor quarterly as reimbursement for the Distributor's marketing and promotional activities with respect to the sale and distribution of the Fund's shares. Because the fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may ultimately cost you more than paying other types of sale charges.

                              FINANCIAL HIGHLIGHTS


         The financial highlights table on the next page is intended to help you understand the Fund's financial performance for the period from the Fund's inception on July 5, 2000, to December 31, 2004. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.




                     [This space intentionally left blank.]



                                                                              For the period
                                                                             July 5, 2000(a) to
                                            Year Ended December 31,            December 31,
                                    2004         2003      2002        2001         2000
                                   ------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value,
  beginning of period              $8.03        $5.97      $6.55       $8.30       $10.00
Income from investment
  operations
  Net investment loss(b)           (0.06)       (0.05)(c)  (0.05)      (0.06)(c)    (0.01)(c)
  Net realized and unrealized
    gain (loss) on investments      0.81         2.11      (0.53)      (1.53)       (1.62)
                                   ------------------------------------------------------------
  Total from investment
    operations                      0.75         2.06      (0.58)      (1.59)       (1.63)
  Less distributions from
    realized gains                   -            -           -        (0.16)       (0.07)
                                   -----------------------------------------------------------
Net asset value, end of period     $8.78        $8.03      $5.97       $6.55        $8.30
                                   ===========================================================

Total return (d)                    9.34%       34.51%     (8.85)%    (19.22)%     (16.25)%(e)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                 $76,025      $66,032    $46,548     $52,397      $47,914
Ratio of expenses to average
  net assets
  With expense reimbursement        1.59%(f)     1.76%(g)   1.51%(h)    1.50%(i)     1.50%(k)
  Without expense reimbursement     1.59%(f)     1.86%      1.51%(h)    1.64%(j)     1.98%(k)
Ratio of net investment loss to
  average net assets               (0.82)%      (0.73%)(c) (0.75)%     (0.84)%(c)   (0.46)%(c)
Portfolio turnover rate                2%           3%        35%         24%           1%(e)

    (a) Commencement of operations.
    (b) Recognition of the Fund's net investment income is affected by the timing of dividend declarations of investee funds. The expenses of the investee funds are excluded from the Fund's expense ratio.
    (c) Net investment loss is net of expenses reimbursed by the Manager.
    (d) Total return represents aggregate total return and does not reflect a sales charge.
    (e) Not annualized.
    (f) The ratio of expenses to average net assets, excluding interest expense was 1.46%.
    (g) The ratio of expenses to average net assets, excluding interest expense was 1.50%.
    (h) The ratio of expenses to average net assets, excluding interest expense and costs of Fund borrowings was 1.47%.
    (i) The ratio of expenses to average net assets includes service fee.
    (j) The ratio of expenses to average net assets excludes service fee.
    (k) Annualized.


                                OTHER INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

         A Statement of Additional Information for the Fund has been filed with the SEC, and includes more detailed information about the Fund and is incorporated by reference into this Prospectus.

         Additional Information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


         The Statement of Additional Information and the Fund's annual and semi-annual reports are available, at no charge, and upon request and are also available on the Fund's website. Requests for these documents and for obtaining other shareholder information may also be made by calling toll-free in the U.S. at 1-888-339-4230, or by writing the Fund at the following address: Lifetime Achievement Fund, Inc., 15858 West Dodge Road, Suite 310, Omaha, Nebraska 68118.


                             FOR FURTHER INFORMATION

         Information about the Fund, including the Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Public Reference Room at 1-202-942-8090. Reports and other information about the Fund are available in the EDGAR database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained for a fee, by writing or calling the SEC's Public Reference Section, Washington, D.C. 20549-6009, 1-202-942-8090 or by electronic request at publicinfo@sec.gov.


         Further information about the Fund is available on the Fund's Internet site at www.lifetimeachievementfund.com.


                    Investment Company Act File No. 811-09749

                         LIFETIME ACHIEVEMENT FUND, INC.
                        15858 West Dodge Road, Suite 310
                              Omaha, Nebraska 68118
                                 (402) 330-1166
                                 (800) 397-1167

                         www.lifetimeachievementfund.com



                       STATEMENT OF ADDITIONAL INFORMATION

         This Statement of Additional Information ("SAI") is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

         This Statement of Additional Information sets forth information regarding the Lifetime Achievement Fund, Inc. (the "Fund"). Manarin Investment Counsel, Ltd. (the "Adviser") is the investment adviser of the Fund. Manarin Securities Corporation (the "Distributor") is the distributor of the Fund.


         This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated April 29, 2005 which is incorporated by reference herein and may be obtained from:


                         Lifetime Achievement Fund, Inc.
                         15858 West Dodge Rd, Suite 310
                              Omaha, Nebraska 68118


         The audited financial statements and notes included in the Fund's Annual Report dated December 31, 2004, are incorporated by reference herein. A copy of the Annual Report may be obtained without charge by contacting the Fund at its address and phone number shown on the cover page of this Statement of Additional Information.

                                 April 29, 2005

                                TABLE OF CONTENTS

TOPIC                                                                       PAGE

FUND HISTORY..................................................................1

FUND CLASSIFICATION AND POLICIES..............................................1

INVESTMENT STRATEGIES AND RISKS...............................................3


MANAGEMENT OF THE FUND........................................................19

CONTROL PERSONS AND PRINCIPAL HOLDER OF SECURITIES............................22

INVESTMENT ADVISORY AND OTHER SERVICES........................................22

The Adviser...................................................................22

Principal Underwriter/Distributor.............................................26

Administration and Fund Accounting............................................26

Dealer Reallowances...........................................................26

Rule 12b-1 Plan...............................................................27

Other Service Providers.......................................................28

BROKERAGE ALLOCATIONS AND OTHER PRACTICES.....................................28

PROXY VOTING POLICIES.........................................................31

PURCHASE OF FUND SHARES.......................................................31

Letter of Intent..............................................................31

Reinstatement Privilege.......................................................32

Rights of Accumulation........................................................32

Sale of Shares Without a Sale Charge at NAV...................................32

TAXATION OF THE FUND..........................................................33

Regulated Investment Company Status...........................................33

Distributions to Shareholders.................................................34

TOPIC                                                                       PAGE

Foreign Income................................................................35

Hedging Transactions..........................................................36

CALCULATION OF PERFORMANCE DATA...............................................37

APPENDIX A - DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

APPENDIX B - FOREIGN SECURITIES AND CURRENCY TRANSACTIONS

APPENDIX C - PROXY VOTING POLICY

                                  FUND HISTORY

         The Fund was organized as a Maryland corporation on September 2, 1999, under the name Manarin Diversified Growth Fund, Inc. The Fund subsequently changed its corporate name to Lifetime Achievement Fund, Inc., by amending its articles of incorporation in Maryland effective October 20, 1999. The Fund is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company.


                        FUND CLASSIFICATION AND POLICIES

         The Fund is an open-end, non-diversified, management investment company.

         The following investment restrictions are fundamental and, like the Fund's investment objectives, may not be changed without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

         The Fund will not as a matter of fundamental policy:

         Issue securities or other obligations senior to the Fund's shares of beneficial interest;

         Borrow for other than temporary or emergency purposes and then only up to 30% of the value of the Fund's total assets, less liabilities, other than such borrowings, from qualified banks;

         Underwrite securities of other issuers;

         Purchase any security if, as a result of such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers concentrated in a particular industry or group of industries;

         Purchase or sell real estate, except that the Fund may invest in the securities of companies whose business involves the purchase or sale of real estate;

         Purchase or sell commodities or commodity contracts including futures contracts;

         Make loans, except when (a) purchasing a portion of an issue of debt securities; or (b) engaging in securities loan transactions limited to 5% of the Fund's total assets;

         Purchase any security if, as a result of such purchase, more than 10% of the value of the Fund's total assets would be invested in the securities of a single issuer or the Fund would own or hold more than 3% of the outstanding voting securities of that issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities");

         Purchase, participate, or otherwise direct interests in oil, gas, or other mineral exploration or development programs;

         Purchase any security if, as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, except U.S. Government Securities (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor issuer);

         Invest in companies for the purpose of exercising management or control;

         Purchase or retain the securities of any issuer if, to the knowledge of the Fund's management, the officers or directors of the Fund and the officers and directors of the Adviser who each own beneficially more than 0.50% of the outstanding securities of such issuer together own beneficially more than 5% of such securities;

         Purchase any securities that would cause more than 2% of the value of the Fund's total assets at the time of such purchase to be invested in warrants that are not listed, or more than 5% of the value of its total assets to be invested in warrants or stock options whether or not listed, such warrants or options in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities;

         Purchase any security if, as a result of such purchase, more than 10% of the value of the Fund's total assets would be invested in illiquid securities or foreign securities which are not publicly traded in the United States; or

         Purchase any individual equity security unless the issuer is listed on the NASDAQ system and has, at the time of purchase, a market capitalization of at least $200,000,000.

         Whenever an investment objective or fundamental policy of the Fund states a maximum percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, that percentage shall be determined, or that standard shall be applied immediately after the Fund's acquisition of the investment. Accordingly, any later increase or decrease resulting from a change in the market value of a security or in the Fund's net or total assets will not cause the Fund to violate a percentage limitation. Similarly, any later change in quality, such as a rating downgrade or the de-listing of a warrant, will not cause the Fund to violate a quality standard.

         The following investment limitations may be changed by the vote of the Fund's Board of Directors (the "Board") without shareholder approval:

         The Fund shall not:

         Purchase or otherwise acquire the securities of any other registered investment company ("Other Fund"), except in connection with a merger, consolidation, acquisition of substantially all of the assets or reorganization of an Other Fund if, as a result, the Fund and all of its affiliates would own more than 3% of the total outstanding stock of that Other Fund; or

         Invest directly in real estate limited partnerships.

         The Other Funds in which the Fund invests may, but need not, have the same investment objectives and fundamental policies as the Fund.


                         INVESTMENT STRATEGIES AND RISKS

         The following supplements the information contained in the Prospectus concerning the Fund's investment strategies and risks:

         Repurchase Agreements

         The Fund may invest indirectly in repurchase agreements secured by U.S. Government Securities with U.S. banks and dealers through the Fund's investments in shares of Other Funds. A repurchase agreement is a transaction in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying security prior to its repurchase; thus, the obligation of the bank or securities dealer to pay the repurchase price on the date agreed to is, in effect, secured by such security. If the value of such security is less than the repurchase price, the other party to the agreement shall provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

         Bank Obligations

         The Fund may invest indirectly in instruments (including certificates of deposit and bankers' acceptances) of U.S. banks and savings associations that are insured by the Federal Deposit Insurance Corporation through the Fund's investment in Other Funds. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date.

         Commercial Paper

         The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The commercial paper purchased by the Fund consists of direct obligations of domestic issuers that, at the time of investment, are (i) rated Prime-1 by Moody's Investor Services, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Services ("S&P"), (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of Aa or better by Moody's or AA or better by S&P, or (iii) securities that, if not rated, are, in the opinion of the Adviser, of an investment quality comparable to rated commercial paper in which the Fund may invest. See Appendix A to this SAI for more information on ratings assigned to commercial paper.

         Illiquid Securities

         The Fund may invest in illiquid securities indirectly through Other Funds. An Other Fund that is an open-end fund may invest up to 15% of its net assets in securities for which no readily available market exists ("illiquid securities") or securities the disposition of which would be subject to legal restrictions (so-called "restricted securities") and repurchase agreements maturing in more than seven days. An Other Fund that is a closed-end fund may invest without limit in such securities. A considerable period may elapse between a decision to sell such securities and the time when such securities can be sold. If, during such a period, adverse market conditions were to develop, an Other Fund might obtain a less favorable price than prevailed when it decided to sell.

         Short Sales

         The Fund may invest in Other Funds that sell securities short. In this context, a fund sells securities that it does not own, making delivery with securities "borrowed" from a broker. A fund is then obligated to replace the borrowed securities by purchasing them at the market price at the time of replacement. This price may or may not be less than the price at which the securities were sold by a fund. Until the securities are replaced, a fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. In order to borrow the securities, a fund may also have to pay a premium that would increase the cost of the securities sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

         As part of selling short, a short seller (e.g., a fund) must also deposit with the broker acceptable collateral equal to the difference between
(a) the market value of the securities sold short at the time they were sold short, and (b) the value of the collateral deposited with the broker in connection with the sale (not including the proceeds from the short sale). Each day the short position is open, the fund must maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral (1) equals the current market value of the securities sold short, and (2) is not less than the market value of the securities at the time they were sold short. Depending upon market conditions, up to 80% of the value of a fund's net assets may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to a segregated account in connection with short sales.

         A fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. A fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest a fund may be required to pay in connection with the short sale.

         Lending of Portfolio Securities

         The Fund may lend a portion of its portfolio securities constituting up to 5% of its respective total assets to brokers, dealers, banks or other institutional investors, provided that (1) the loan is secured by cash or equivalent collateral equal to at least 102% of the current market value of the loaned securities that is maintained with the Fund's custodian while portfolio securities are on loan, and (2) the borrower pays the Fund an amount equivalent to any dividends or interest received on such securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. Although the Fund does not have the right to vote securities on loan, the Fund could terminate the loan and regain the right to vote if the vote were considered important. Any Other Fund also may lend its portfolio securities pursuant to similar conditions in an amount not in excess of one-third of its total assets. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In order to minimize these risks, the Fund will make loans of securities only to firms deemed creditworthy by the Adviser and only when, in the judgment of the Adviser, the consideration that the Fund will receive from the borrower justifies the risk.

         If the Fund receives cash collateral under a securities lending transaction, it may invest the cash in any permissible investment for the Fund. To the extent that the cash collateral is invested in Other Funds or any security that is subject to market risk, the Fund is exposed to the risk that the value of the collateral held could decline which at the termination of the securities lending arrangement would require the Fund to make up the difference between the amount of the cash collateral deposited by the borrower and the liquidation value of the investment made.

         Foreign Securities

         The Fund may invest in securities of foreign issuers directly or through an Other Fund. Investments in foreign securities involve risks relating to political and economic developments abroad as well as those that may result from the differences between the regulation to which U.S. issuers are subject and that are applicable to foreign issuers. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of an Other Fund's assets, and political or social instability or diplomatic developments. These risks often are heightened to the extent an Other Fund invests in issuers located in emerging markets or a limited number of countries.

         Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Moreover, the Other Funds generally calculate their net asset values and complete orders to purchase, exchange or redeem shares only on days when the New York Stock Exchange ("NYSE") is open. However, foreign securities in which the Other Funds may invest may be listed primarily on foreign stock exchanges that may trade on other days (such as U.S. holidays and weekends). As a result, the net asset value of an Other Fund's portfolio may be significantly affected by such trading on days when the Adviser does not have access to the Other Funds and shareholders do not have access to the Fund.

         Additionally, because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect an Other Fund's net asset value ("NAV"), the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and capital gain, if any, to be distributed to shareholders by the Other Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Other Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the Other Fund's assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions. The costs attributable to foreign investing that an Other Fund must bear frequently are higher than those attributable to domestic investing. For example, the costs of maintaining custody of foreign securities exceed custodian costs related to domestic securities.

         Investment income on certain foreign securities in which the Other Funds may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the U.S. and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the funds would be subject. See Appendix B to this SAI for more information on foreign securities and currency transactions.

         Warrants

         The Fund may invest in warrants directly or indirectly through an investment in an Other Fund. Warrants are a type of option to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Moreover, they are usually issued by the issuer of the security to which they relate. While warrants may be traded, there is often no secondary market for them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Holders of warrants have no voting rights, receive no dividends and have no right with respect to the assets of the issuer. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If a warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price paid for the warrant and the right to purchase the underlying security.

         Convertible Securities

         The Fund may indirectly, through an Other Fund, invest in a convertible security, which is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non- convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

         The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

         A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

         Fixed-Income Securities

         The market value of fixed-income securities is affected by changes in interest rates. If interest rates fall, the market value of fixed-income securities tends to rise; if interest rates rise, the value of fixed-income securities tends to fall. Moreover, the longer the remaining maturity of a fixed-income security, the greater the effect of interest rate changes on the market value of the security. This market risk affects all fixed-income securities, but U.S. Government Securities are generally subject to less market risk.

         The Fund may indirectly, through an Other Fund, invest in debt securities rated at least investment grade (BBB and above/Baa and above) by S&P or Moody's, or in debt securities that are rated below investment grade by S&P or Moody's. Investment grade debt securities are those that at the time of purchase have been assigned one of the four highest ratings by S&P or Moody's or, if unrated, are determined by the Other Fund's investment adviser to be of comparable quality. This includes debt securities rated BBB by S&P or Baa by Moody's. Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities. Debt securities rated below investment grade (commonly referred to as "junk bonds"), which include debt securities rated BB, B, CCC and CC by S&P and Ba, B, Caa, Ca and C by Moody's, are deemed by these agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Debt securities rated lower than B may include securities that are in default or face the risk of default with respect to principal or interest.

         Ratings of debt securities represent the rating agencies' opinions regarding their quality and are not a guarantee of quality. Subsequent to its purchase by an Other Fund, the rating of an issue of debt securities may be reduced below the minimum rating required for purchase by that fund. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating increases. See Appendix A to this SAI for more information about S&P and Moody's ratings.

         Lower rated debt securities generally offer a higher current yield than that available from higher grade issues. However, lower rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates.

         Accordingly, the yield on lower rated debt securities will fluctuate over time. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, the market for lower rated securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. The market for lower rated debt securities may be thinner and less active than that for higher quality securities, which may limit an Other Fund's ability to sell such securities at their fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

         An Other Fund may invest in zero coupon securities and payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on the zero coupon securities, and the "interest" on payment-in-kind securities, must be included in the Other Fund's income. Accordingly, to continue to qualify for tax treatment as a regulated investment company and to avoid certain excise taxes, these funds may be required to distribute as a dividend an amount that is greater than the total amount of cash they actually receive. These distributions must be made from a fund's cash assets or, if necessary, from the proceeds of sales portfolio securities. A fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

         Hedging Strategies, Options, Futures and Forward Currency Exchanges

         The Fund may indirectly through an investment in an Other Fund engage in certain hedging strategies involving options, futures and forward currency exchange contracts. Of these strategies, the Fund itself may engage in the purchase of put or call options. These hedging strategies are described in detail in the following paragraphs, and are collectively termed "Hedging Strategies."

         Hedging Strategies are used to hedge against price movements in one or more particular securities positions. Hedging Strategies on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a fund has invested or expects to invest. Hedging Strategies on debt securities may be used to hedge either individual securities or broad fixed-income market sectors.

         The use of Hedging Strategies is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, a fund's ability to use Hedging Strategies will be limited by tax considerations.

         The use of Hedging Strategies involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow:

         1. Successful use of most Hedging Strategies depends upon the particular fund's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

         2. There might be imperfect correlation, or even no correlation, between price movements of the Hedging Strategy and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which hedging instruments are traded. The effectiveness of Hedging Strategies on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

         3. Hedging Strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, Hedging Strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Other Fund entered into a short hedge because of a projected decline in the price of a security in the fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

         4. The Other Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in hedging instruments involving obligations to third parties (i.e., hedging instruments other than purchased options). If the Other Fund was unable to close out its positions in such hedging instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair the Other Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Other Fund sell a portfolio security at a disadvantageous time. The Other Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the opposite party to the transaction to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to a fund.

         An Other Fund may use Hedging Strategies for speculative purposes or for purposes of leverage. Hedging Strategies, other than purchased options, expose the Other Fund to an obligation to another party. The Fund and Other

Funds will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts, or (2) cash, receivables and short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for Hedging Strategies and will, if the guidelines so require, set aside cash or liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

         Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of assets to cover segregated accounts could impede portfolio management or a fund's ability to meet redemption requests or other current obligations.

         The Fund may itself or through an Other Fund write (i.e. sell) call options ("calls"). The Fund itself will write calls only if the calls are "covered" throughout the life of the option. A call is "covered" if the Fund owns the optioned securities. When a fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at anytime during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the fund will forego any gain from an increase in the market price of the underlying security over the exercise price.

         The Fund may also, either itself or through an Other Fund, purchase (i.e., buy) call options. When a fund purchases a call, a premium is paid in return for the right to purchase the underlying security at the exercise price at any time during the option period.

         The Fund, either itself or through an Other Fund, may also write and purchase put options ("puts"). When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period. When a fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. A fund also may purchase stock index puts, which differ from puts on individual securities in that they are settled in cash based on the values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio. If any put is not exercised or sold, it will become worthless on its expiration date.

         A fund's option positions may be closed out only on an exchange that provides a secondary market for options, but there can be no assurance that a liquid secondary market will exist at any given time for any particular option. In this regard, trading in options on certain securities (such as U.S. Government Securities) is relatively new, so that it is impossible to predict to what extent liquid markets will develop or continue. The Fund, or an Other Fund may suffer material losses as the result of option positions. For example, because the Fund must maintain a covered position with respect to any call option it writes on a security or stock index, the Fund may not sell the underlying security or invest any cash, U.S. Government Securities or short-term debt securities used to cover the option during the period it is obligated under such option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

         A fund's custodian, or a securities depository acting for it, generally acts as escrow agent as to the securities on which the fund has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the fund. Until the underlying securities are released from escrow, they cannot be sold by the fund.

         In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation ("OCC") has the authority to permit other generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

         The Fund may, through an Other Fund, enter into futures contracts for the purchase or sale of debt securities and stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" that, through their clearing corporation, guarantee performance of the contracts.

         Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of debt securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if an Other Fund holds long-term U.S. Government Securities and it anticipates a rise in long-term interest rates (and therefore a decline in the value of those securities), it could, in lieu of disposing of those securities, enter into futures contracts for the sale of similar long-term securities. If rates thereafter increase and the value of the fund's portfolio securities thus declines, the value of the fund's futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of debt securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if an Other Fund expects long-term interest rates to decline, it might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase while continuing to hold higher-yield short-term securities or waiting for the long-term market to stabilize.

         A stock index futures contract may be used to hedge an Other Fund's portfolio with regard to market risk as distinguished from risk relating to a specific security. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based.

         There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Further unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into futures contracts on debt securities or stock indexes.

         In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

         Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Other Fund would continue to be required to make variation margin deposits.

         An Other Fund may purchase and write (sell) put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position of the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A fund may purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

         An Other Fund, also may purchase put options on interest rate and stock index futures contracts. As with options on securities, the holder of an option on a futures contract may terminate its position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. An Other Fund is required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

         In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There can be no certainty that liquid secondary markets for all options on futures contracts will develop. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to an Other Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

         An Other Fund may use forward or foreign currency contracts to protect against uncertainty in the level of future foreign currency exchange rates. Additionally, an Other Fund may enter into forward currency contracts with respect to specific transactions. For example, when a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or the fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, the fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward currency, of the amount of foreign currency involved in the underlying transaction. The fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit commensurately any potential gain that might result should the value of such currency increase during the contract period.

         An Other Fund also may hedge by using forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the fund's exposure to foreign currencies that may rise in value relative to the U.S. dollar or to shift the fund's exposure to foreign currency fluctuations from one country to another. For example, when an Other Fund believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

         The precise matching of the forward amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if the market value of the security exceeds the amount of foreign currency the fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term Hedging Strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the fund to sustain losses on these contracts and transactions costs.

         The cost to the fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

         Borrowing

         At the Fund's shareholder meeting in the spring of 2001, the Fund's shareholders approved a change in the Fund's fundamental investment restrictions to permit the Fund to borrow for temporary investment opportunities and for temporary and emergency purposes in an amount up to 30% of the Fund's net assets. Such borrowing may only be from banks and may not be in excess of 30% of the market value of the Fund's total assets, less liabilities, other than such borrowing. These practices are deemed by many to be speculative and may cause the Fund's net asset value to be more volatile than the net asset value of a fund that does not engage in these activities.

         Borrowing to buy additional securities is known as leveraging. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the NAV of the Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the NAV of the Fund's shares will decrease faster than would otherwise be the case. The

Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.


         The use of such borrowing will be for temporary situations which the Adviser defines to be where the Adviser wants to purchase securities for the Fund, but the Fund lacks cash to purchase additional securities and the Adviser does not wish to sell other securities positions to raise cash to make the purchase. The Adviser has established a line of credit with a bank for such borrowings and will utilize the line when it believes that an opportunity exists to purchase additional securities that will result in a greater return after the payment of interest and other fees associated with the borrowing. The line of credit advanced will be outstanding on a revolving basis and will be paid at such time as other positions are sold. Usually this will be on a temporary basis, ranging from three to six months, but could extend longer, depending on market conditions. As the line of credit is revolving, the Fund may continually have a balance outstanding and hence could be incurring interest expense on an ongoing basis.

         On December 31, 2004, the Fund had $2,706,000 outstanding on its line of credit. It is the Advisor's intention to reduce or pay off this loan as market conditions warrant.


         The Fund may also utilize the line of credit in the emergency event that large redemption orders are presented and the Adviser does not wish liquidate positions to meet such redemptions or in other emergency situations where the Adviser may determine that the Fund might need cash.


         Selective Disclosure of Portfolio Holdings

         Our policies with respect to the disclosure of portfolio holdings is part of our compliance procedures and is therefore subject to annual review and approval by the Fund's Chief Compliance Officer and the Board of Directors. Because of our investment approach of buy and hold, our limited number of holdings and our substantial use of mutual funds in the Fund's portfolio as a fund of funds, insider trading and market timing are generally not believed to be a significant problem for the Fund. As a result the Fund has chosen to not make disclosures of portfolio holdings available, except quarterly. Such disclosures will be consistent with the information filed by the Fund on Form N-Q. Notwithstanding, the requirement to file Form N-Q to be filed within 60 days of the end of each calendar quarter, the entire list of securities holdings of the Fund will be available on the Fund's website and will be posted within 5 business days after the end of each calendar quarter.

                             MANAGEMENT OF THE FUND


         The business of the Fund is managed under the direction of its Board of Directors (the "Board"), pursuant to the Fund's Amended and Restated Articles of Incorporation ("Articles") filed with the state of Maryland, and the Fund's By-Laws. Pursuant to the provisions of the Articles and By-Laws, the Board elects officers, including a president, secretary and treasurer, and generally oversees the Fund's operations as required by the corporate laws of the State of Maryland and under the 1940 Act. This includes annual reviews and approval of the various contracts, agreements and plans applicable to the Fund's operations. The Board of Directors established an Audit Committee in February 2001, consisting solely of Directors that are not interested persons, including Lee Rohlfs, Jerry Vincentini and David Coker. The Audit Committee's charter sets forth its purposes which include among other things, overseeing the Fund's accounting and financial reporting policies and recommending the selection and retention of the Fund's accountants. The Audit Committee met two times in 2004 and all members were present.



                                                LIFETIME ACHIEVEMENT FUND
                                                 DIRECTORS AND OFFICERS

                                            Term of                                              Numberof        Other
Name                       Position(s)      Office (a)             Principal                     Portfolios in   Director-
Address                    Held with        and Length             Occupation(s)                 Complex         ships
Age                        Fund             of Service             During Past 5 Years           Overseen         Held
-----------------------------------------------------------------------------------------------------------------------
Interested Persons (b)

Roland R. Manarin         President,        Director              President, Director and            1           None
15858 West Dodge Road     Treasurer         since                 Investment Adviser
Suite 310                 and Director      July 2000             Representative, Manarin
Omaha, Nebraska 68118                                             Investment Counsel, Ltd;
Age:60                                                            President, Registered
                                                                  Representative and Registered
                                                                  Principal, Manarin
                                                                  Securities Corporation

Aron Huddleston            Vice President,   Vice President       Investment Adviser                 N/A         N/A
15858 West Dodge Road      Assistant         since 2004,          Representative, Manarin
Suite 310                  Portfolio Manager Assistant Portfolio  Investment Counsel, Ltd.;
Omaha, Nebraska  68118                       Manager since        Registered Representative,
Age: 26                                      2002                 Manarin Securities Corporation

Deborah Koch               Chief Compliance Chief Compliance      Chief Operating Officer, Manarin   N/A         N/A
15858 West Dodge Road      Officer and      Officer and           Investment Counsel, Ltd.; Chief
Suite 310                  Secretary        Secretary since       Operating Officer, Manarin
Omaha, Nebraska  68118                      2004                  Securities Corporation; Chief
Age: 32                                                           Operating Officer, National
                                                                  Investors; Principal,
                                                                  Intersecurities, Aegon Transmerica
Non-Interested Persons

David C. Coker              Director        Director              Development Director,               1          None
15858 West Dodge Road                       since                 Nebraska Lutheran Outdoor
Suite 310                                   July 2000             Ministries
Omaha, Nebraska 68118
Age: 58

Lee Rohlfs                  Director        Director              Vice President,                     1          None
15858 West Dodge Road                       since                 Insurance Technology Services
Suite 310                                   December
Omaha, Nebraska 68118                       2000
Age: 63

Dr. Bodo Treu (c)           Director        Director              Physician, Alegent Family Care     1           None
15858 West Dodge Road                       since                 Clinic
Suite 310                                   July 2000
Omaha, Nebraska 68118
Age: 47

Jerry Vincentini            Director        Director              Sales Marketing Manager,           1           None
15858 West Dodge Road                       since                 Willsie Company
Suite 310                                   July 2000
Omaha, Nebraska 68118
Age: 64

Weiyu Guo                   Director        Director              Assistant Professor of Finance,    1           None
15858 West Dodge Road                       since                 University of Nebraska at Omaha
Suite 310                                   November 2004
Omaha, Nebraska 68118
Age: 36

(a) Each director and officer serves an indefinite term, until he resigns or is replaced.
(b) Interested Person of the Fund as defined in the 1940 Act by virtue of his position with the Adviser.
(c) Dr. Treu is Roland Manarin's nephew.

         Because the Adviser and other service providers perform substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of the Adviser currently receives any compensation from the Fund for acting as a director or officer.

         The Fund pays directors who are not "interested persons" of the Fund $100 per meeting of the Board. There are no pension or retirement benefits accrued as part of the Fund's expenses and there are no estimated annual benefits to be paid upon retirement.


Compensation Table (Fiscal Year Ended December 31, 2004)

Name of            Aggregate of   Pension or      Estimated       Total
Person,            Compensation   Retirement      Annual          Compensation
Position           From Fund      Benefits        Benefits        from Fund and
                                  Accrued as      Upon            Fund Complex
                                  Part of Fund    Retirement      Paid to
                                  Expenses                        Directors

Roland R. Manarin,     N/A        N/A             N/A             N/A
Director

David C. Coker,      $600         N/A             N/A            $600
Director

Jerry Vincentini,    $600         N/A             N/A            $600
Director

Dr. Bodo Treu,       $400         N/A             N/A            $400
Director

Lee Rohlfs,          $500         N/A             N/A            $500
Director

Weiyu Guo,           $100         N/A             N/A            $100
Director

                     [This space intentionally left blank.]

        The directors' beneficially owned shares of the Fund within the ranges set forth in the table below as of March 31, 2005.


                                                     Dollar Range of
                    Name                             the Fund's shares
                    ----                             -----------------

                    Roland R. Manarin                over $100,000

                    David C. Coker                   $10,001 - $50,000

                    Jerry Vincentini                 $10,001 - $50,000

                    Lee Rohlfs                       $50,001 - $100,000

                    Dr. Bodo Treu over               $100,000

                    Wendy Guo                        $0


         The Fund, the Adviser and the Distributor have adopted Codes of Ethics (the "COEs") as required by Rule 17j-1 under the 1940 Act and these policies permit persons subject to the COEs, to invest in securities that may be purchased or sold by the Fund, subject to preclearance.


               CONTROL PERSONS AND PRINCIPAL HOLDER OF SECURITIES


         As of March 31, 2005, no persons were "control" persons of the Fund. That is, there were no persons (i) owning beneficially more than 25% of the outstanding shares of the Fund, and (ii) persons that by acknowledgment or assertion by the controlled party or controlling party were in control of the Fund. As of March 31 2005, no persons owned of record or were known by the Fund to beneficially own 5% or more of the Fund's outstanding shares.

         The Directors and officers of the Fund as a group owned less than 1% of the Fund's outstanding shares on March 31, 2005.



                     INVESTMENT ADVISORY AND OTHER SERVICES

         The Adviser

         The Adviser provides investment advisory services for the Fund pursuant to an Investment Advisory Agreement ("Advisory Agreement") with the Fund. The Adviser is controlled by Roland R. Manarin, who owns all of its outstanding shares. Mr. Manarin is the President, Treasurer and Chairman of the Fund.

         The Advisory Agreement provides that, subject to overall supervision by the Board, the Adviser shall act as investment adviser and shall manage the investment and reinvestment of the assets of the Fund, obtain and evaluate pertinent economic data relative to the investment policies of the Fund, place orders for the purchase and sale of securities on behalf of the Fund, and report to the Board periodically to enable it to determine that the investment policies of the Fund and all other provisions of its Advisory Agreement are being properly observed and implemented. The Adviser is paid a monthly fee for its services calculated at the annual rate of 0.75% of the average daily net assets of the Fund. The Fund paid the Adviser $505,993, $396,973 and $384,691 for the fiscal years ended December 31, 2004, 2003 and 2002, respectively.

         The Advisory Agreement provides that, unless terminated, it will continue in effect from year to year, provided that renewal is specifically approved at least annually by the vote of a majority of the outstanding voting securities of the Fund, or by the Board, including a majority of the directors who are not parties to the Advisory Agreement or "interested persons" of any such party (by vote cast in person at a meeting called for that purpose). The renewal of the Advisory Agreement was approved by the Board of directors at their annual meeting held on February 21, 2005. In approving the Advisory Agreement, the Fund's Board of Directors reviewed the Adviser's financial statements and examined the Adviser's profitability realized from the advisory fees paid by the Fund. In addition, the Board reviewed the Fund's performance and compared it with other funds with similar investment objectives and policies and compared it to relevant market indices. The Board further reviewed the fees paid by the Fund to the Adviser and the Distributor and compared them to other similarly situated funds. The Board also reviewed information from the Adviser relating to research services provided by various broker-dealers through which the Adviser placed securities trades on behalf of the Fund, and any soft dollar credits or other benefits received by the Adviser as a result thereof. The Board also examined the background and experience of Roland Manarin, the portfolio manager, and assessed the quality of the investment advice provided by the Adviser in terms of the Fund's investment objectives, performance, relative market indices and similar funds. Based on these reviews, the Board approved the Advisory Agreement, and concluded that the Advisory fee paid was reasonable, compared to fees paid to other funds for like services, and that the Advisory Services provided by the Adviser are necessary, appropriate and reasonable in the circumstances.

         The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Agreement may be terminated at any time without penalty by the Board or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, on 60 days written notice to the Adviser or by the Adviser on 60 days written notice to the Fund. The Advisory Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Fund in accordance with the 1940 Act. The Advisory Agreement terminates automatically upon assignment (as defined in the 1940 Act).

         In addition to the advisory fees, the Fund is obligated to pay certain expenses that are not assumed by the Adviser or the Distributor. These expenses include, among others, securities registration fees, compensation for non-interested directors, interest expense, taxes, brokerage fees, commissions and sales loads, custodian charges, transfer agency fees, certain distribution expenses pursuant to a plan of distribution adopted in the manner prescribed under Rule 12b-1 under the 1940 Act (a "Distribution Plan"), if any, legal expenses, insurance expenses, association membership dues, and the expense of reports to the shareholders, shareholders' meetings and proxy solicitations. The Fund is also liable for nonrecurring expenses as may arise, including litigation to which the Fund may be a party.


         Although it is not specifically provided for in the Advisory Agreement, the Adviser may elect to waive all or any portion of its fee otherwise owed to the Adviser by the Fund. The Adviser may also elect not to seek reimbursement from the Fund for expenses reasonably incurred on behalf of the Fund and otherwise properly reimbursable to the Adviser. For the fiscal year ended December 31, 2003, the Adviser waived its fee and/or reimbursed the Fund to the extent necessary to limit the Fund's expenses to 1.50%, excluding interest expense and other expenses of Fund borrowings. For the years ended December 31, 2004 and 2002, expenses, excluding interest expense and other expenses of Fund borrowings, did not exceed 1.50% and as a result, the Adviser did not waive its fee or reimburse the Fund. The Adviser has elected to waive its fees or reimbursement for expenses until December 31, 2005 to the extent necessary to limit the Fund's expenses to 1.50%, excluding interest expense and other expenses of Fund borrowings and will continue to do so until further notice. Any such waiver is irrevocable and forever releases the Fund from any payment obligation.

         The reason the Adviser has elected to waive such payments is to avoid the Fund's costs (including the Adviser's fees and reimbursable expenses, but excluding interest expense and costs of Fund borrowings) from constituting an unduly large amount in relation to the size of the Fund during the Fund's early years. The waiver of fees and reimbursements by the Adviser will improve the Fund's performance for the period(s) in which the waivers are applicable compared to the Fund's performance if it had incurred and paid the waived fees and reimbursements.


         The Portfolio Manager of the Fund is Roland Manarin. Mr. Manarin is also portfolio manager to two private investment partnerships and 535 personal accounts. The Adviser is not compensated on the basis of its performance for any of these accounts and Mr. Manarin receives no compensation from the Adviser directly tied to performance for any of such accounts. Mr. Manarin however is the sole shareholder of the Adviser and as such receives such compensation and or other distributions out of the profits of the Adviser from time to time that he in his sole discretion shall determine to be appropriate and reasonable. The other accounts managed by Mr. Manarin are based on the specific investment objectives and policies for each account. To the extent that these policies permit the accounts to be invested in mutual funds and the other securities in which the Fund is permitted to invest, Mr. Manarin generally invests these accounts in securities consistent with the Fund. To the extent that Mr. Manarin concurrently buys or sells specific non mutual fund securities for these accounts he will allocate those trades among the accounts prorata.

         Aron Huddleston assists Mr. Manarin in managing the Fund on a day to day basis and is Vice president of the Fund. In this capacity, Mr. Huddleston performs and provides research to Mr. Manarin and monitors the Fund's investments. Mr. Huddleston consults with and recommends to Mr. Manarin investment strategies for the Fund and places orders for the purchase and sale the Fund's investments based on the investment strategies determined by Mr. Manarin. Mr. Huddleston associated with an affiliate of the Adviser and Distributor in January of 2001. Prior to that time Mr. Huddleston was attending Washington University as part of a Nebraska Wesleyan University program pursuing a degree in Business Administration and held part time employment with various companies. In May 2001, he became a Registered Representative for the Distributor and in July 2001 an Investment Advisor Representative for the Adviser. Mr. Huddleston assists Mr. Manarin with the management of all of his accounts described above including the private investment funds and also manages 16 private client accounts. Mr. Huddleston is paid a salary and also receives year-end bonuses in amounts determined entirely in the discretion of Mr. Manarin. He participates in a defined benefit plan sponsored by an affiliated company of the adviser and distributor and also receives commissions from sales of securities in his capacity as a registered representative. None of his performance is based on the performance of the Fund. The other 16 accounts managed by Mr. Huddleston are based on the specific investment objectives and policies for each account. To the extent that these policies permit the accounts to be invested in mutual funds and the other securities in which the Fund is permitted to invest, Mr. Huddleston generally invests these accounts in securities consistent with the Fund. To the extent that Mr. Huddleston concurrently buys or sells specific non mutual fund securities for these accounts he will allocate those trades among the accounts prorata. Mr. Huddleston owns shares in the Fund with an aggregate value between $10,000 and $50,000 as of December 31, 2004.

         Principal Underwriter/Distributor

         The principal underwriter and distributor of the Fund's shares is Manarin Securities Corporation (the "Distributor"), 15858 West Dodge Road, Suite 310, Omaha, Nebraska 68118, an SEC registered and NASD member broker-dealer. The Distributor is wholly owned by Roland R. Manarin, and is an affiliate of the Adviser. For the fiscal years ended December 31, 2004, 2003, and 2002, the Distributor received $99,506, $49,177, and $29,000, respectively, in sales loads for distributing the Fund's Shares.


         Administration and Fund Accounting


         UMB Fund Services, Inc. ("UMBFS") provides certain administrative, accounting and record keeping services pursuant to the terms of the Administration and Fund Accounting Agreement between UMBFS and the Fund. For the year ended December 31, 2004, the fees paid for these services were $110,000. For the period from March 3, 2003 to December 31, 2003, the fees paid for these services were $91,753.

         Prior to March 3, 2003 Mackenzie Investment Management, Inc. ("MIM") served as the accounting services agent; providing certain accounting and record keeping services to the Fund pursuant to the terms of a Master Fund Accounting Services Agreement between MIM and the Fund. For the period from January 1, 2003 to March 2, 2003 and the fiscal year ended December 31, 2002, the fees paid for these services were $17,360 and $51,292, respectively.


         Dealer Reallowances


         The Distributor has entered into Dealer Agreements with various broker dealers to assist it in distributing the Fund's shares. These Dealer Agreements generally provide for a reallowance of part or the sales load and compensation under the Rule 12b-1. The reallowance concessions are as follows:

Purchases                               CONCESSION AS     CURRENT SALES CHARGE
                                        PERCENTAGE OF      AS A PERCENTAGE OF
                                       OFFERING  PRICE        OFFERING PRICE
Less than $250,000                          2.25%                  2.50%
$250,000 but less than $500,000             1.35%                  1.50%
$500,000 but less than $1,000,000           0.90%                  1.00%
$1,000,000 or more                          0.00%                  0.00%

The Dealer also is also paid a quarterly fee computed daily with respect to the shares of the Fund sold by it at an annual rate of 0.25% of the average net asset value of the shares of the Fund.

         Rule 12b-1 Plan


         The Distributor acts as the distributor of shares of the Fund under a Distribution Agreement with the Fund ("Distribution Agreement") that requires the Distributor to use its best efforts to sell shares of the Fund. Shares of the Fund are offered continuously. Payments by the Fund to compensate the Distributor for its activities are authorized under the Distribution Agreement. The Distribution Agreement provides for the Fund to pay to the Distributor a sales charge in an amount provided for in the Fund's Prospectus and to reimburse the Distributor for certain distribution expenses as set forth in the Distribution Plan which accompanies the Distribution Agreement. Under the Distribution Plan (adopted under Rule 12b-1 of the 1940 Act), the Fund pays the Distributor, in reimbursement for certain Distributor expenses actually incurred in connection with the Distributor's activities on behalf of the Fund, a fee of up to 0.25% per annum, accrued daily and paid monthly, based on the Fund's average daily net assets. For the fiscal year ended December 31, 2004, the Fund paid the Distributor a total amount of $168,664 under the Distribution Plan. This amount was paid entirely to reimburse the Distributor for compensation paid by it to brokers.


         The Distribution Agreement and Distribution Plan were first approved by all of the Directors, including those Directors who are not "interested persons" of the Fund on October 15, 1999, and have been subsequently approved annually thereafter. In approving the Distribution Agreement, the Board considered that the compensation to be received by the Distributor under the Distribution Agreement and the benefits that accrue to the Adviser, in that the Adviser receives advisory fees that are calculated based upon a percentage of the average net assets of the Fund, which fees increase to the extent that the Distribution Agreement causes the Fund to attain higher asset levels.

         The Distribution Agreement and Distribution Plan continue in effect for successive periods of one year each so long as such continuance is specifically approved by a vote of a majority of both (a) the Board and (b) those Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, and have no direct or indirect financial interest in the operation of the Distribution Agreement or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Distribution Agreement and such related agreements. In any event, the Distribution Agreement may be terminated at any time by vote of a majority of the non-interested Directors or by vote of a majority of the outstanding voting securities of the Fund. To date there have been no unreimbursed expenses incurred or paid under the Distribution Plan.


         Mr. Manarin, an interested person of the Fund, had interest in the operation of the Distribution Plan by virtue of his position with the Distributor.

         Other Service Providers


         PricewaterhouseCoopers LLP, 100 East Wisconsin Ave., Milwaukee, WI 53202, was appointed by the Directors to serve as the Fund's independent accountants for the fiscal year ending December 31, 2004 and they provided professional services including (1) an audit of the annual financial statements for that year and (2) preparation of the federal income tax returns filed on behalf of the Fund. PricewaterhouseCoopers, LLP had been the funds auditors essentially from inception.

         In January of 2005, the Audit Committee sought requests for proposals for audit services from PricewaterhouseCoopers, LLP and several other accountants. Upon a review of these proposals the Audit Committee approved and appointed Grant Thornton LLP, 175 West Jackson Boulevard, Chicago, IL 60604 as the Fund's accountants for fiscal year 2005. They will provide professional services including (1) an audit of the annual financial statements for the 2005 fiscal year and related services and (2) preparation of the federal income tax returns filed on behalf of the Fund. There were no disagreements over accounting matters with PricewaterhouseCoopers, LLP .


         UMBFS is engaged as the Fund's transfer agent. UMB Bank, n.a., 1010 Grand Avenue, Kansas City, Missouri 64141 is engaged as the Fund's custodian. UMBFS is a direct subsidiary of UMB Financial Corporation, the parent company of UMB Bank, n.a.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         Subject to policies established by the Board, the Adviser is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. In effecting portfolio transactions, the Adviser seeks to obtain the best net results for the Fund. This determination involves a number of considerations, including the economic effect on the Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions paid. Purchases from underwriters include an underwriting commission or concession, and purchases from dealers serving as market makers include the spread between the bid and asked price. Where transactions are made in the over-the-counter market, the Fund will deal with the primary market makers unless more favorable prices are obtainable elsewhere.

         Under the 1940 Act, a mutual fund must sell its shares at the price (including sales load, if any) described in its prospectus, and current rules under the 1940 Act do not permit negotiations of sales loads. However, the Fund will not acquire securities of an Other Fund that has a sales load unless the size of the acquisition is significant enough to eliminate the sales load in accordance with the terms of the prospectus of the Other Fund. The Adviser, to the extent possible, also seeks to eliminate the sales load imposed by purchasing shares pursuant to (i) letters of intent, permitting purchases over time; (ii) rights of accumulation, permitting it to waive sales charges as it purchases additional shares of an Other Fund; and (iii) rights to waive sales charges by aggregating its purchases of several funds within a "family" of mutual funds. The Adviser also takes advantage of exchange or conversion privileges offered by any "family" of mutual funds.

         With respect to purchases of shares of Other Funds which normally impose a front-end sales load at the time of purchase, the Adviser may direct, to the extent possible, substantially all of the orders to the Distributor. In such cases the Distributor may be paid a fee ("dealer reallowance") by the Other Fund of up to a maximum of 1% of the Other Fund's NAV. The Distributor is not designated as the dealer on any sales where such reallowance exceeds 1% of the Other Fund's NAV. This dealer reallowance is not part of the Fund's purchase price of the Other Fund's shares and will not be a material factor in the Adviser's decision-making as to which Other Funds merit the Fund's investment. In the event the Distributor is unable to execute a particular transaction, the Adviser will direct such order to another broker-dealer.

         The Distributor may assist in the execution of Fund portfolio transactions to purchase Other Fund shares for which it may receive distribution payments from the Other Funds or their underwriters or sponsors in accordance with the normal distribution arrangements of those funds. These payments are separate from the dealer reallowances noted above. In providing execution assistance, the Distributor: receives orders from the Adviser; places them with the Other Fund's distributor, transfer agent or other agent, as appropriate; confirms the trade, price and number of shares purchased; and assures prompt payment by the Fund and proper completion of the order.

         A factor in the selection of brokers to execute the Fund's portfolio transactions is the receipt of research, analysis, advice and similar services. To the extent that research services of value are provided by brokers with or through whom the Adviser places the Fund's portfolio transactions, the Adviser may be relieved of expenses that it might otherwise bear. Research and other services provided by brokers to the Adviser of the Fund are in addition to, and not in lieu of, services required to be performed by the Adviser under its Advisory Agreement.

         The Fund expects that purchases and sales of money market instruments will usually be principal transactions, and purchases and sales of other debt securities may be principal transactions. Thus, the Fund will normally not pay brokerage commissions in connection with principal transactions. Money market instruments are generally purchased directly from the issuer, an underwriter or market maker for the securities, and other debt securities may be purchased in a similar manner. Purchases from underwriters include an underwriting commission or concession, and purchases from dealers serving as market makers include the spread between the bid and asked price. Where transactions are made in the over-the-counter market, the Fund will deal with the primary market makers unless more favorable prices are obtainable elsewhere.


         In the event that the Fund acquires or sells U.S. Government Securities, it will pay a commission to the Distributor of not more than 1% of the acquisition price. In the event that the Fund acquires or sells directly stocks or bonds of an issuer that is not a registered investment company, the Distributor will charge commission equal to 25 basis points (0.25%) of the purchase price for its activities as a broker in effectuating the transaction on behalf of the Fund. This commission is substantially below commissions charged by other brokers for effectuating similar trades and essentially covers its direct costs (clearing fees) and its indirect costs (overhead) of effectuating the trades.


         The Distributor's principals may receive expense paid travel in connection with due diligence meetings, which expenses are paid for by the Other Funds or other issues of securities acquired by the Fund.

         The policy of the Fund with respect to brokerage is reviewed by the Board from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

         The portfolio turnover rate may vary greatly from year to year for the Fund and will not be a limiting factor when the Adviser deems portfolio changes appropriate. The annual portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the Fund during the year.


         During the fiscal years ended December 31, 2004, 2003 and 2002, the Fund paid a total of $3,702, $0 and $2,268 in brokerage commissions, respectively. Of such amounts, all were paid to the Distributor. In addition, for the years ended December 31, 2004, 2003 and 2002, the Distributor received payments from Other Funds' distributors in amounts equal to $6,650, $5,500 and $87,190, respectively. These amounts were paid under selling agreements with such Other Funds' distributors as a result of the Distributor acting as agent in the purchase by the Fund of shares of Other Funds. The Fund places its trades under a policy adopted by the Board of Directors pursuant to Section 17(e) and Rule 17(e)(1) under the 1940 Act which places limitations on the securities transactions effected through the Distributor. All of the Fund's securities transactions were placed though the Distributor.

                              PROXY VOTING POLICIES

The Proxy Voting Policies used by the Adviser to vote proxies received by the Fund as approved by the Fund are attached as Appendix C to the SAI.

To the extent that a vote of a proxy or proxies presents a conflict of interest between the Fund and its shareholders, on the one hand, and the Adviser, the Distributor, or any affiliated person thereof, on the other hand, the proxy to be voted by or for the Fund, will be voted according to its interests, regardless of how the Adviser, Distributor, or affiliates thereof vote on the issues.


Information regarding how the Fund voted proxies for the one year period ending June 30, 2005 and for each one year period thereafter, will be available without charge by calling the Fund at 1-800-397-1167 and or by accessing the information on proxy voting filed by the Fund on Form N-PX on the SEC's website at www.sec.gov.


                             PURCHASE OF FUND SHARES


         Shares of the Fund are sold on a continual basis at the offering price, which is a sum of the NAV per share next computed following receipt of an order and the applicable sales charge (load).

         Letter of Intent

         A Letter of Intent ("LOI") provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge. The size of investment shown in the sales charge table includes purchases of shares over a 13-month period based on the total amount of intended purchases plus the value of all shares previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 60 days before the date of execution of an LOI. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The LOI does not preclude the Fund from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under an LOI subsequently qualify for a lower sales charge through the 60-day backdating provisions, an adjustment will be made at the expiration of the LOI to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the LOI to be held by Investor Services in the name of the shareholder. In the event the LOI goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

         Reinstatement Privilege


         If you have redeemed shares of the Fund, you may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in shares of the Fund. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 90 days after the date of the redemption, provided that shares of the Fund are available for sale. You must reinstate shares of the Fund into an account with the same registration. To qualify for the reinstatement privilege, you must notify the Fund in writing in advance of reinvestment and you may exercise this privilege only once.


         Rights of Accumulation

         You may take into account the current value of your existing holdings in shares of the Fund and any holdings of any of your family members (spouse and minor children that live in the household) to determine your sales charge. Alternatively, upon your request, you may take into account the amount you invested less any withdrawals (however, for this purpose, the amount invested does not include capital appreciation or reinvested dividends and capital gains). You may be required to provide copies of account statements or to provide other documentation to substantiate your balance in the Fund.


         Sales of Shares Without a Sales Charge at NAV

         Sales of shares to participants of Employer Sponsored Retirement Plans established pursuant to section 401(k) of the Internal Revenue Code are sold without any sales charge at NAV, subject to the minimum purchase amounts set forth in the Prospectus. In addition shares may be sold to persons who are current and former Directors of the Fund, current or former employees or sales representatives of the Adviser or Distributor of the Fund, current or former officers, partners, employees or registered representatives of broker dealers which have entered into sales agreements as dealers for the Fund with the Distributor, members of the immediate families of persons names above and any trust, custodian, pension, profit sharing or other benefit plan of the foregoing. In addition, shares may be sold without a sales charge at NAV to certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the Distributor. For purposes of the foregoing, immediate family member, includes a spouse, all minor or adult children for which the person has or had sole or shared legal custody, all parents and grandparents of the person or his or her spouse.

         For more information on how to purchase or redeem shares, please see the Prospectus.


                              TAXATION OF THE FUND

         Regulated Investment Company Status

         To qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain and net gains from certain foreign currency transactions, if any) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities, securities of other RICs and other securities, with these other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government Securities or securities of other RICs) of any one issuer.


         Distributions to Shareholders

         Dividends and other distributions declared by the Fund in October, November and December of any year and payable to shareholders of record on a date in any one of these months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

         A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for the Fund may not exceed the aggregate dividends it receives either directly from U.S. corporations (excluding RICs, among others) or indirectly from such corporations through Other Funds in which it invests. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.


         The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. At December 31, 2004, the Fund had a federal income tax capital loss carryforward of $8,151,870. The federal income tax capital loss carryforward expires as follows: $2,225,347 in 2009 and $5,926,523 in 2010. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed. During the year ended December 31, 2004, the Fund utilized $1,281,930 of capital loss carryforwards.


         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

         Generally, a redemption by the Fund of an Other Fund's shares will result in taxable gain or loss to the Fund, depending on whether the redemption proceeds are more or less than the Fund's adjusted basis for the redeemed shares (which normally includes any sales charge paid); an exchange of an Other Fund's shares for shares of another Other Fund normally will have similar tax consequences. However, if the Fund disposes of an Other Fund's shares ("original shares") within 90 days after its purchase thereof and subsequently reacquires shares of that Other Fund or acquires shares of another Other Fund on which a sales charge normally is imposed ("replacement shares"), without paying the sales charge (or paying a reduced charge) due to an exchange privilege or a reinstatement privilege, then (1) any gain on the disposition of the original shares will be increased, or the loss thereon decreased, by the amount of the sales charge paid when the original shares were acquired, and (2) that amount will increase the adjusted basis of the replacement shares that were subsequently acquired.

         Foreign Income

         The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation - other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder - that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive, or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain - which probably would have to be distributed to satisfy the Distribution Requirement and avoid imposition of the Excise Tax - even if those earnings and gain were not received by the Fund from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         The Fund may elect to "mark-to-market" its stock in any PFIC. "Mark-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election. Regulations proposed in 1992 provided a similar election with respect to the stock of certain PFICs.

         Hedging Transactions

         The use of Hedging Strategies, such as writing (selling) and purchasing options, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options derived by the Fund with respect to its business of investing in securities or those currencies, will qualify as permissible income under the Income Requirement.

         Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the Fund may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections, the amount, character, and timing of recognition of the gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.

         If the Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

                         CALCULATION OF PERFORMANCE DATA

         The Fund uses several average annual total return quotations in the Fund's performance advertisements.

         Under the formulas for calculating the quotations, the time periods used in performance advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period. Total return is computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value. The current income tax rates used in the calculations was 35% for net investment income and short-term capital gains, and 15% for qualified dividend income and capital gains over one year.

         In addition, the Fund may include aggregate non-standardized returns in performance advertisements. Aggregate non-standardized returns are calculated by subtracting the beginning value of an investment in the Fund from the value of the investment at the end of the period and dividing the remainder by the beginning value. For purposes of the calculation, it is assumed that the beginning value is $1,000 and that dividends and other distributions are reinvested.

         In connection with communicating the Fund's performance information to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or other unmanaged indexes that may assume reinvestment of distributions but generally do not reflect deductions for administrative and management costs.

AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES)

         The average annual total return (before taxes) for a fund for a specified period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment and this quotient is taken to the "nth" root (n representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at the net asset value on the reinvestment dates during the period. This calculation can be expressed as follows:

         P(1+T)n           =       ERV
         Where:   P        =       a hypothetical initial payment of $1,000
                  T        =       average annual total return
                  n        =       number of years
                  ERV      =       ending redeemable value of a hypothetical
                                   $1,000 payment made at the
                                   beginning of the designated time period

         The Fund's performance figures will be based upon historical results and will not necessarily be indicative of future performance. The Fund's returns and net asset value will fluctuate and the net asset value of shares when sold may be more or less than their original cost. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.


         The average annual total returns before taxes for the Fund for the year ended December 31, 2004 and for the period from inception (July 5, 2000) to December 31, 2004 were 6.55% and -2.70%, respectively.


AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)**

         The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:

         P (l + T)n        =       ATVD
         Where:   P        =        a hypothetical initial payment of $1,000
                  T        =       average annual total return (after taxes on
                                   distributions)
                  n        =       number of years

                  ATVD     =       the ending value of a hypothetical
                                   $1,000 payment made at the beginning
                                   of the designated time period, after
                                   taxes on fund distributions but not
                                   after taxes or redemption

         The average annual total returns after taxes on distributions for the Fund for the year ended December 31, 2004 and for the period from inception (July 5, 2000) to December 31, 2004 were 6.61% and -3.00%, respectively.

         The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of the Fund in the future. An investment in the Fund will fluctuate in value and at redemption its value may be more or less than the original investment.


AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS)

         The average annual total return (after taxes on distributions and redemptions) is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:

         P(l + T)n         =       ATVDR
         Where:   P        =       a hypothetical initial payment of $1,000
                  T        =       average annual total return (after taxes on
                                   distributions and redemptions)
                  n        =       number of years
                  ATVDR    =       the ending value of a hypothetical
                                   $1,000 payment made at the beginning
                                   of the designated time period, after
                                   taxes on fund distributions and
                                   redemption


The average annual total returns after taxes on distributions and redemptions for the Fund for the year ended December 31, 2004 and for the period from inception (July 5, 2000) to December 31, 2004 were 4.29% and -2.48%, respectively.


The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of the Fund in the future. An investment in the Fund will fluctuate in value and at redemption its value may be more or less than the original investment.

** Note: For purposes of the computations of "after taxes on distributions" and "after taxes on distributions and redemptions," all distributions were considered reinvested and taxes on distributions were calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date(s). State, local and federal alternative minimum taxes were disregarded, and the effect of phase-outs of certain exemptions, deductions and credits at various levels were also disregarded. Tax rates may vary over the performance measurement period. The tax rates used on distributions correspond to the tax character of the distributions (e.g. ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Capital gains taxes on redemption were calculated using the highest applicable federal individual capital gains tax rate(s) and the appropriate character in accordance with federal tax laws in effect on the redemption date and separately tracked the basis and holding period for the initial investment and each subsequent purchase through reinvested dividends and distributions. For purposes of the computation of "after taxes on distributions and redemptions," the tax benefit from capital losses, if any, resulting from the redemption is added to the ending redeemable value. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are generally not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                   APPENDIX A

                         DESCRIPTION OF COMMERCIAL PAPER
                                AND BOND RATINGS

         Description of Moody's Short-Term Debt Ratings

         Prime-1. Issuers (or supporting institutions) rated Prime-1 ("P-1") have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity. Prime-2. Issuers (or supporting institutions) rated Prime-2 ("P-2") have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Description of Standard & Poor's Commercial Paper Ratings

         A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

         Description of Moody's Long-Term Debt Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities. A. Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Baa. Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca. Bonds which are rated C are present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the Company ranks in the higher end of its general rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

         Description of S & P Corporate Debt Ratings

         AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree. A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions that debt in higher rated categories. BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. CCC. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. CI. The rating CI is reserved for income bonds on which no interest is being paid.
D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are in jeopardy.

                                   APPENDIX B

                             FOREIGN SECURITIES AND
                              CURRENCY TRANSACTIONS

         Foreign Securities


         Through an Other Fund, the Fund may invest in foreign securities. Investments in foreign securities involve risks relating to political and economic developments abroad as well as those that may result from the differences between the regulations to which U.S. issuers are subject and that are applicable to foreign issuers. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of a fund's assets and political or social instability or diplomatic developments. These risks often are heightened to the extent a fund invests in issuers located in emerging markets.


         Individual foreign economics may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Moreover, funds generally calculate their net asset values and complete orders to purchase, exchange or redeem shares only on days when the NYSE is open. However, foreign securities in which funds may invest may be listed primarily on foreign stock exchanges that may trade on other days (such as U.S. holidays and weekends). As a result, the net asset value of a fund's portfolio may be significantly affected by such trading on days when the NYSE is not open and shareholders do not have access to a fund.

         Additionally, because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect a fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the fund. If the value of a foreign currency rises against the U.S. dollar, the value of the fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the fund's assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. The costs attributable to foreign investing that a fund must bear frequently are higher than those attributable to domestic investing. For example, the costs of maintaining custody of foreign securities exceed custodian costs related to domestic securities.

         Foreign Currency Transactions

         In connection with its portfolio transactions in securities traded in a foreign currency, a fund may enter into forward contracts to purchase or sell an agreed upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, concurrently with the entry into a contract to acquire a foreign security for a specified amount of currency, the fund would purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received, the normal range of which is three to fourteen days. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit commensurately any potential gain that might result should the value of such currency increase during the contract period.

                                   APPENDIX C


                                      PROXY

                                  VOTING POLICY

                                  INTRODUCTION

Manarin Investment Counsel, Ltd. ("MIC") takes seriously its responsibility to vote proxies on behalf of its clients. Two principles guide our voting: advancing the economic interests of our clients and protecting their rights as beneficial owners of the corporations in whose securities we invest.

This document summarizes our voting policies on both management and shareholder proposals. Our policies cover the issues that we most frequently encounter. We revise and update these policies from time to time to make sure that they are current.

                   BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

ELECTION OF DIRECTORS

MIC evaluates board nominees to each board of directors on a CASE-BY-CASE basis. In practice, we usually recommend in favor of nominees. However, we will recommend withholding for individual nominees or entire slates if we believe such action is in the best interests of shareholders.

PROXY CONTESTS

MIC evaluates proxy contests on a CASE-BY-CASE basis. In either a contest to elect directors or to approve a strategic initiative, we recommend in favor of the position that we believe will produce the best economic outcome for shareholders.

ELECTION OF DISSIDENT DIRECTORS

MIC evaluates each proposal to elect a dissident slate of directors on a CASE-BY-CASE basis.

INDEMNIFICATION AND LIABILITY PROTECTION FOR DIRECTORS AND OFFICERS

MIC usually recommends FOR management proposals on indemnification and liability limitations for officers and directors and AGAINST shareholder proposals to limit indemnification and liability limitations.

BOARD CLASSIFICATION

MIC normally recommends AGAINST proposals to classify a corporate board and FOR resolutions calling for the annual election of directors.

SEPARATE POSITIONS OF CHAIRMAN AND CEO

MIC normally recommends FOR shareholder proposals calling for an independent chairman of the board.

MAJORITY OF INDEPENDENT DIRECTORS

MIC evaluates shareholder proposals calling for an independent majority on the board of directors on a CASE-BY-CASE basis. The same is true for shareholder resolutions calling for independent audit, compensation, and nominating committees. In practice, we usually support such proposals.

BOARD TENURE

MIC normally recommends AGAINST shareholder resolutions to limit the tenure of directors.

CUMULATIVE VOTING

MIC normally recommends FOR shareholder proposals calling for cumulative voting in the election of directors and AGAINST proposals to eliminate cumulative voting.

STOCK OWNERSHIP REQUIREMENTS

MIC examines shareholder resolutions requiring directors to own minimum amounts of stock on a CASE-BY-CASE basis.

CHANGE SIZE OF THE BOARD

MIC examines all proposals to change the size of the board on a CASE-BY-CASE basis.

CONFIDENTIAL VOTING

MIC recommends FOR shareholder resolutions requesting the adoption of confidential voting and FOR management proposals to adopt confidential voting.

SHAREHOLDER ADVISORY COMMITTEES

MIC evaluates proposals to create shareholder advisory committees on a CASE-BY-CASE basis.

BUNDLED PROPOSALS

MIC evaluates bundled proposals on a CASE-BY-CASE basis.


                                    AUDITORS

RATIFICATION OF AUDITORS

MIC usually recommends FOR the ratification of auditors unless an auditor has a clear conflict of interest, or unless the auditor has failed to render an accurate financial opinion of a company's financial status.

SEEK BIDS FROM AUDITORS

MIC generally recommends AGAINST shareholder proposals calling for companies to seek bids from other auditors.

ROTATE ACCOUNTING FIRMS

MIC generally recommends AGINST shareholder proposals calling for companies to rotate auditors.

RESTORE SHAREHOLDER APPROVAL OF AUDITOR RATIFICATION

MIC generally recommends FOR shareholder proposals calling for companies to restore the right of shareholders to ratify the appointment or reappointment of independent auditors.


                              ANTITAKOVER MEASURES

POISON PILLS

MIC evaluates proposals to institute or amend shareholder rights plans on a CASE-BY-CASE basis. We recommend FOR shareholder proposals calling for shareholder rights plans to be rescinded or put to a vote of shareholders.

FAIR PRICE PROCEDURES

MIC usually recommends AGAINST management resolutions to implement fair price procedures and FOR shareholder proposals calling for their elimination.

SUPERMAJORITY RULES

MIC generally recommends a vote AGAINST management proposals to institute supermajority rules and FOR shareholder resolutions calling for their elimination.

SUPERVOTING STOCK AND UNEQUAL VOTING RIGHTS

MIC normally recommends AGAINST management proposals to introduce several classes of voting stock with unequal voting rights.

GREENMAIL

MIC normally recommends a vote FOR the adoption of proposals to restrict a company's ability to make greenmail payments. Our recommendation is decided on a CASE-BY-CASE basis if the anti-greenmail amendment is bundled with other charter or bylaw amendments


                                CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

MIC examines all requests to increase a company's common stock authorization on CASE-BY-CASE basis. In practice, we normally support these proposals, provided they are reasonable and necessary.

REVERSE STOCK SPLITS

As a general rule, MIC recommends FOR a proposed reverse split of a company's common stock.

BLANK CHECK PREFERRED STOCK

MIC analyzes each request to authorize so called "blank check" preferred stock on a CASE-BY-CASE basis.

RATIFICATION OF BLANK CHECK PREFERRED PLACEMENTS

MIC recommends FOR shareholder proposals to have blank check preferred placements submitted to shareholders for ratification.

FINANCING PLANS

MIC makes recommendations relative to financing plans strictly on a CASE-BY-CASE basis.

ADJUSTMENTS TO PAR VALUE

MIC normally recommends a vote FOR proposals seeking to adjust the par value of a company's stock.

PREEMPTIVE RIGHTS

MIC normally recommends AGAINST shareholder proposals calling for the restoration of preemptive rights for shareholders.

                                            EXECUTIVE AND DIRECTOR COMPENSATION

EXECUTIVE COMPENSATION

MIC's policy is to evaluate executive compensation plans on a CASE-BY-CASE basis. The following conditions often result in recommendation against the adoption of a plan.

Repricing - The plan expressly permits repricing of underwater stock options without shareholder approval or the company has a history of such action.

Evergreen Plan - The company seeks to amend, adopt, or convert to a self-replenishing plan.

Discounted Stock Options - The plan permits the grant of stock options to executives at a discount of fair market value on grant date.

SARs and/or Restricted Stock - The company seeks to amend or adopt a plan that provides only for SARs and/or restricted stock awards.

Dilution - Cumulative dilution exceeds 10 percent for mature companies, 15 percent for growth companies, and 20 percent for emerging companies. For companies that significantly underperform their peer and business index, these thresholds may be adjusted downward to as low as 5 percent for mature companies, 10 percent for growth companies, and 15 percent for emerging companies.

DIRECTOR COMPENSATION

MIC examines all director compensation plans on a CASE-BY-CASE basis, applying the same criteria that we use in examining executive pay plans.

EMPLOYEE STOCK PURCHASE PLANS

MIC examines employee stock purchase plan proposals on a CASE-BY-CASE basis. In practice, we usually recommend in favor of these plans.

SHAREHOLDER PROPOSALS ON EXECUTIVE AND DIRECTOR COMPENSATION

MIC examines shareholder proposals on executive and director pay on a CASE-BY-CASE basis. In practice, we recommend against most proposals to limit pay. However, we often support proposals to restructure pay plans if, in our judgment, such restructuring will benefit shareholders.
                             STATE OF INCORPROATION

REINCORPORATE IN ANOTHER STATE

MIC evaluates management proposals to reincorporate in another state on a CASE-BY-CASE basis. Our recommendation is based on the reasons for the move as well as the effects on shareholders' rights.

PROPOSALS TO OPT OUT OF STATUTES

MIC usually recommends a vote FOR shareholder proposals that a company opt out of various antitakeover statutes.


                                     MERGERS

MIC examines all mergers on a CASE-BY-CASE basis. Our recommendation is based on our analysis of the following:

      o  Economic merits of the merger
      o  The opinion of the financial advisor
      o Potential conflicts between management's interests and shareholders' interests
      o  Impact of the merger on corporate governance and shareholders rights

                                  MUTUAL FUNDS

ELECTION OF TRUSTEES

MIC reviews the election of trustees on a CASE-BY-CASE basis, employing criteria similar to those followed in evaluating nominees to corporate boards of directors.

MODIFY OR CHANGE INVESTMENT & RESTRICTION POLICIES

MIC evaluates each restriction, modification or requested change in a fund's fundamental investment policies on a CASE-BY-CASE basis.

APPROVAL OR RENEWAL OF ADVISORY CONTRACTS

MIC evaluates management proposals requesting approval of a new advisory contract or renewal or amendment of an existing advisory contract on a CASE-BY-CASE basis.

APPROVE REORGANIZATION

MIC evaluates reorganization proposals on a CASE-BY-CASE basis.

APPROVE DISSOLUTION OF FUND

MIC usually recommends a vote FOR proposals for the dissolution of a fund, since this usually indicates that the fund has few remaining assets.

AMEND CHARTER OR DECLARATION OF TRUST

MIC evaluates each proposal to amend a corporate charter or declaration of trust on a CASE-BY-CASE basis.

CHANGE FROM CLOSED-END TO OPEN-END FUND

MIC analyzes board-sponsored and shareholder resolutions to change an investment company from closed-end to open-end format on a CASE-BY-CASE basis. We recommend a vote FOR proposals to convert to open-end status when we believe that conversion would be in shareholders' best economic interests. We recommend a vote AGAINST proposals that we believe would be contrary to shareholders' best economic interests.

                              SOCIAL RESPONSIBILITY

MIC analyzes social responsibility proposals on a CASE-BY-CASE basis. We recommend FOR proposals when we believe that adoption of a proposal would be in shareholders' best economic interests. We recommend AGAINST proposals that would be contrary to shareholders' best economic interests or that are unrelated to a company's business activities. We ABSTAIN from making a recommendation when we find that a voting decision requires a subjective value judgement that is best made by individual shareholders.

We support requests for reports or disclosure of information when, in our judgment, information requested will help shareholders evaluate a company's activity, particularly when the company's business practices are questionable or its disclosure is incomplete.

PART C. OTHER INFORMATION

ITEM 23.       EXHIBITS

(a)*      Articles of Incorporation as now in effect.
(b)*      By-laws.
(c)*      Specimen of common share certificate to be issued.
(d)*      Investment Advisory Agreement.
(e)*      Distribution Agreement.
(e)(1)    Form of Dealer Agreement
(f)*      Bonus, Profit Sharing, Pension or Other Similar Contracts
(g)***    Custody Agreement with UMB Bank, n.a.
(h)(1)*** Transfer Agent Agreement with UMB Fund Services, Inc.
(h)(2)*** Administration and Fund Accounting Agreement with UMB Fund Services, Inc.
(h)(3)*** Retirement Plan Agreement
(i)**     Opinion and Consent of Counsel.
(j)       Consent of Independent Certified Public Accountants.
(k)*      Financial Statements.
(l)*      Initial Capitalization Agreements.
(m)*      Rule 12b-1 Plan.
(n)       Rule 18f-3 Plan - Not applicable.
(o)**     Code of Ethics.
(p)       Powers of Attorney

* Exhibits (a)-(f) and (k)-(m) submitted with Pre Effective Amendment No.1 in June 20, 2000.
**  Submitted with Post Effective Amendment No. 1 filed January 29, 2001.
*** Submitted with Post Effective Amendment No. 6 filed April 30, 2003

ITEM 24.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

(a) Manarin Investment Counsel, Ltd., a Nebraska corporation, and the Fund's Investment Adviser is controlled by Roland R. Manarin, the President, Treasurer, and Chairman of the Fund. Mr. Manarin owns 100% of the outstanding stock of Manarin Investment Counsel, Ltd.
(b) Manarin Securities Corporation, a Nebraska corporation and the exclusive distributor of the Fund's shares is controlled by Roland R. Manarin, the President, Treasurer, and Chairman of the Fund. Mr. Manarin owns 100% of the outstanding stock of Manarin Securities Corporation.


ITEM 25.     INDEMNIFICATION

        The Fund's corporate charter provides for limiting the liability of officers and directors to the full extent permitted by Maryland General Corporation Law and that the officers and directors are to be indemnified or have expenses advanced to the fullest extent permitted by Maryland General Corporation Law. However, notwithstanding the foregoing, the Charter states that the Fund will not protect any officer or director against liability to the Fund and its shareholders by reason of its willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such officer's or director's office. The Bylaws of the Fund contain a similar provision.

        The Investment Advisory Agreement provides that the Adviser will not be liable for any of its actions (e.g., errors of judgment, mistakes of law, losses arising out of investments) on behalf of the Fund, provided that nothing shall protect, or purport to protect, the Adviser against any liability to the Fund or to the security holders of the Fund to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties. No provision of the Investment Advisory Agreement is to be construed to protect any director or officer of the Fund, or Investors, from liability in violation of Section 17(h), 17(i), or 36B of the 1940 Act.

        The Distribution Agreement provides that the Fund shall indemnify, defend and hold Distributor harmless from any and all claims, demands, liabilities and expenses (including certain costs of investigation and attorneys' fees) incurred under the Securities Act of 1933 (the "1933 Act"), or under the common law or otherwise, arising out of or based upon any alleged untrue statements of a material fact contained in the Fund's Registration Statement and Exhibits, Prospectus or Statement of Additional Information, or arising out of or based upon any alleged omission to state a material fact required to be stated in such documents or necessary to make these statements in them not misleading except for the same is determined by a court of competent jurisdiction to be against public policy as expressed in the 1933 Act, or where the Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence, and the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement.

        Registrant undertakes to carry out all indemnification provisions of its Bylaws, and the above-described contracts in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

ITEM 26:     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         None

ITEM 27:     PRINCIPAL UNDERWRITERS

         Manarin Securities Corporation is the Distributor of the Fund's shares and does not act as a principal underwriter, depositor or investment adviser for any other investment company at this time. The sole Directors of the Distributor is Roland R. Manarin, Mr. Manarin also serves as President and Treasurer, and Deborah Koch serves as Chief Compliance Officer and Secretary of the Distributor. Mr. Manarin is a Director, the President and Treasurer (Principal Executive Officer) of the Fund. Mrs. Koch is the Secretary of the Fund.

ITEM 28.       LOCATION OF ACCOUNTS AND RECORDS

        The Adviser and UMB Fund Services, Inc. maintain the books, accounts, and records required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder.

ITEM 29.       MANAGEMENT SERVICES

        None.

ITEM 30.       UNDERTAKINGS

        None.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Lifetime Achievement Fund, Inc., certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Omaha and State of Nebraska on the 29th day of April, 2005.

                                     LIFETIME ACHIEVEMENT FUND, INC.

                                     By: /s/ Roland R. Manarin *
                                     --------------------------
                                     Roland R. Manarin, President

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

   Signature                             Title                       Date
 ------------                            -----                       ----
 Roland R. Manarin  *               Director, President           April 29, 2005
 -------------------------          and Treasurer (Principal
 Roland R. Manarin                  Executive Officer)

  David C. Coker *                       Director                 April 29, 2005
 ----------------------------
 David C. Coker

 Jerry Vincentini *                      Director                 April 29, 2005
 ----------------------------
 Jerry Vincentini

 Dr. Bodo W. Treu *                      Director                 April 29, 2005
 ----------------------------
 Dr. Bodo W. Treu

 Lee Rohlfs  *                           Director                 April 29, 2005
 ----------------------------
 Lee Rohlfs

 Weiyu Guo *                             Director                 April 29, 2005
 ---------------------------
 Weiyu Guo

* By /s/ Deborah Koch
 ----------------------------
 Attorney-in-Fact